                     SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a)
              of the Securities Exchange Act of 1934
                       (Amendment No. ____)

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as
       permitted by Rule 14a-6(3)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or
       Section 240.14a-12


                  SOUTHERN ACCEPTANCE CORPORATION
          -----------------------------------------------
          (Name of Registrant as Specified in Its Charter)


            --------------------------------------------
             (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
       14a-6(i)(2) or 14a-6(j)(2) or Item 22(a)(2) of Schedule

       14A.
[ ]    $500 per each party to the controversy pursuant to

       Exchange Act Rule 14a-6(i)(3).
[X]    Fee computed on table below per Exchange Act Rules 14a-

       6(i)(4) and 0-11.
   1) Title of each class of securities to which transaction applies:

       Common Stock, $.10 par value per share, of Southern Acceptance Corporation and Common Stock, $1.00 par value per share, of Efficiency Lodge, Inc.

   2) Aggregate number of securities to which transaction applies:

       Up to 992,390 shares of the Southern Acceptance Corporation Common Stock will be exchanged for 900 shares of the Common Stock of Efficiency Lodge, Inc.

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            $300.00 - In accordance with Exchange Act Rule 0-11(c)(1)(i)
               and (a)(4), the filing fee is calculated on the basis of $300.00, or one-third of the par value of the outstanding Efficiency Lodge, Inc. common stock, because there is no public market for such common stock and Efficiency Lodge, Inc. has an accumulated capital deficit.

   4)  Proposed maximum aggregate value of transaction:

            $300.00

   5)  Total fee paid:  $.06

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
   1)  Amount Previously Paid:

       __________________________________________________
   2)  Form, Schedule or Registration Statement No.:

       __________________________________________________
   3)  Filing Party:

       __________________________________________________
   4)  Date Filed:

       __________________________________________________

                 SOUTHERN ACCEPTANCE CORPORATION
                    277 Pat Mell Road, Suite A
                     Marietta, Georgia  30060

                      ________________, 1996

To Our Shareholders:

     You are cordially invited to attend a Special Meeting (the
"Special Meeting") of Shareholders of Southern Acceptance
Corporation (the "Company") to be held at _________________________________ on ___________________, 1996,
at 10 a.m., Marietta time.

     At the Special Meeting you will be asked to approve three proposals. Under the first proposal (the "Merger Proposal"), you will be asked to adopt and approve a merger agreement pursuant to which Efficiency Lodge, Inc., a Georgia corporation ("ELI"), will be merged with and into the Company (the "Merger") on the terms set forth under "PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT -- General" in the attached Proxy Statement . As part of the Merger Proposal, you will also be asked to approve an amendment of the Company's Articles of Incorporation, as amended (the "Articles"), to change the name of the Company to "Efficiency Lodge, Inc."

     Under the second proposal (the "Articles Amendment Proposal"), you will be asked to approve a restatement and amendment of the Company's Articles. Under the Proposal, the Articles will be amended to clarify that the duration of the Company is perpetual and to add certain provisions to limit the potential monetary liability of directors of the Company for breaches of their duty of care or other duties as a director to the extent allowed under Georgia law. The restatement will permit the Articles, as amended, to be consolidated into a single document and remove certain obsolete provisions that have no relevance under present Georgia law.

     Under the third proposal (the "By-Law Amendment Proposal"), you will be asked to approve an amendment to Article III, Section 1 of the Company's By-laws, as amended, to permit the annual meeting of the Company to be held in May of each year, beginning in 1996.

     Your Board of Directors believes that the Merger Proposal, the Articles Amendment Proposal and the By-Law Proposal are in the best interests of the Company and recommends that you vote "FOR" each of the proposals. Approval of each of the Merger Proposal, the Articles Amendment Proposal and the By-Law Amendment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of the common stock of the Company.

     You are urged to read carefully the enclosed Proxy Statement in its entirety for a complete description of the Merger, Articles Amendment and By-Law Amendment Proposals. Whether or not you plan to attend the Special Meeting, please be sure to date, sign and return the enclosed Proxy as promptly as possible so that your shares may be represented at the Special Meeting and voted in accordance with your wishes. Your vote is important regardless of the number of shares you own. If you attend the Special Meeting, you may vote in person whether or not you have previously returned your Proxy.

                                  Sincerely,


                                  J.A. Cochran
                                  President

                 SOUTHERN ACCEPTANCE CORPORATION
                    277 Pat Mell Road, Suite A
                     Marietta, Georgia  30060
                       ___________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 TO BE HELD ______________, 1996
                       ___________________

TO THE SHAREHOLDERS OF SOUTHERN ACCEPTANCE CORPORATION:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Southern Acceptance Corporation, a Georgia corporation (the "Company"), will be held at ___________________________________________________________ on
___________________, 1996, at 10 a.m., Marietta time, for the purpose of considering and voting upon the following matters, each of which is described in the attached Proxy Statement:

     1. A proposal to approve and adopt an Agreement and Plan of Merger, dated as of January 22, 1996, between the Company and Efficiency Lodge, Inc., a Georgia corporation ("ELI"), a copy of which is attached to the enclosed Proxy Statement as Appendix A. Under the proposal, the Company's Articles of Incorporation, as amended (the "Articles"), will be amended to change the name of the Company to "Efficiency Lodge, Inc.;"

     2. A proposal that the Company's Articles be restated and amended in accordance with the Restated and Amended Articles attached to the enclosed Proxy Statement as Appendix B (the
     "Articles Amendment Proposal");

     3.  A proposal that Article III, Section 1 of the Company's
     By-Laws be amended in accordance with Appendix C of the enclosed Proxy Statement; and

     4. To transact such other business as may properly come before the Special Meeting, or any adjournments thereof.

     Only shareholders of record at the close of business on _________________, 1996 will be entitled to notice of and to vote at the Special Meeting.

     A Proxy Statement and Proxy Card solicited by the Board of Directors of the Company are enclosed in the envelope in which these materials were mailed to you. Please fill in, date and sign the Proxy Card and return it promptly in the enclosed postage-paid return envelope. If you attend the Special Meeting, you may, if you wish, revoke your Proxy and vote in person.

                              By Order of the Board of Directors


                              BONNIE L. BYERS
                              Vice President and Secretary-
                              Treasurer

Marietta, Georgia, ______________, 1996

      PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY SO THAT YOUR
VOTE MAY BE RECORDED AT THE SPECIAL MEETING IF YOU DO NOT ATTEND
PERSONALLY.

                 SOUTHERN ACCEPTANCE CORPORATION
                    277 Pat Mell Road, Suite A
                     Marietta, Georgia  30060
                       ___________________

              PROXY STATEMENT FOR SPECIAL MEETING OF
          SHAREHOLDERS TO BE HELD ON ____________, 1996

     This Proxy Statement is being furnished to the holders of common stock, par value $.10 per share (the "Company Stock"), of Southern Acceptance Corporation, a Georgia corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors to be used at a Special Meeting of Shareholders of the Company, and any and all adjournments or postponements thereof (the "Special Meeting"). The Special Meeting will be held on ______________ ___, 1996 at __________,
Marietta time, at _______________________________ to consider and vote upon three proposals.

     Under the first proposal (the "Merger Proposal"), holders of Company Stock will be asked to approve and adopt an Agreement and Plan of Merger dated January 22, 1996 (the "Merger Agreement") pursuant to which Efficiency Lodge, Inc., a Georgia corporation ("ELI"), will be merged with and into the Company (the "Merger") on the terms set forth under "PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT -- General" in the attached Proxy Statement. Immediately prior to the Merger, three of the seven members of the Company's board of directors (the "Board") will resign, and the remaining directors will appoint Roy Barnes, Ray Barnes and Annette Bone, each of whom is a designee of ELI, to membership on the Board. In addition, the Articles of Incorporation of the Company, as amended (the "Articles"), will be amended upon consummation of the Merger to change the name of the Company to "Efficiency Lodge, Inc." The Merger Agreement, including the proposed Article amendment, is attached to this Proxy Statement as Appendix A, and any summary contained herein of the terms of the Merger Agreement is qualified by reference to the Merger Agreement.

     Under the second proposal (the "Articles Amendment Proposal"), holders of Company Stock will be asked to approve a restatement and amendment of the Company's Articles. The proposed Restated and Amended and Articles of Incorporation of the Company (the "Restated and Amended Articles") are attached to this Proxy Statement as Appendix B, and any summary contained herein of the proposed Restated and Amended Articles is qualified by reference to such Articles.

     Under the third proposal (the "By-Law Amendment Proposal"), holders of the Company Stock will be asked to approve an amendment to Article III, Section 1 the Company's By-Laws, as amended (the "By-Laws"), which is attached to this Proxy
Statement as Appendix C.

     The approximate date on which this Proxy Statement and the accompanying Proxy Card are first being sent or given to shareholders is _________________, 1996. For purposes of this Proxy Statement, all references to outstanding shares of the Company are unadjusted for the conversion of Company Stock and ELI Stock proposed in the Merger unless such shares are designated as being "Post-Merger Shares."

     Any Proxy given pursuant to the solicitation may be revoked without compliance with any other formalities by any shareholder who attends the Special Meeting and gives notice of his or her election to vote in person. In addition, any Proxies given pursuant to this solicitation may be revoked prior to the Special Meeting by delivering to Bonnie Byers, the Secretary of the Company, a notice of revocation or a duly executed Proxy for the same shares bearing a later date.


                         _______________

                        TABLE OF CONTENTS
                                                                        Page(s)

THE SPECIAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . .  1
   Voting at the Special Meeting  . . . . . . . . . . . . . . . . . . . .  1
   Proxy Solicitation Expense   . . . . . . . . . . . . . . . . . . . . .  1

PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT  . . . . . . . . . . .  2
   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
   Parties and Background   . . . . . . . . . . . . . . . . . . . . . . .  2
   Recommendations of the Board of Directors  . . . . . . . . . . . . . .  3
   Reasons for the Merger   . . . . . . . . . . . . . . . . . . . . . . .  3
   Effects of the Merger on the Company's Shareholders  . . . . . . . . .  4
   The Merger Agreement   . . . . . . . . . . . . . . . . . . . . . . . .  5
   Exchange of Stock Certificates and Payment of Cash in Lieu
      of Fractional Shares  . . . . . . . . . . . . . . . . . . . . . . .  9
   Appraisal Rights   . . . . . . . . . . . . . . . . . . . . . . . . . .  9
   Interests of Certain Persons in the Merger   . . . . . . . . . . . . . 10
   Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10
   Certain Federal Income Tax Consequences of the Merger  . . . . . . . . 10
   Accounting Treatment   . . . . . . . . . . . . . . . . . . . . . . . . 11
   Regulatory Approvals   . . . . . . . . . . . . . . . . . . . . . . . . 11

INFORMATION REGARDING THE COMPANY . . . . . . . . . . . . . . . . . . . . 12
   Business of the Company  . . . . . . . . . . . . . . . . . . . . . . . 12
   Legal Proceedings  . . . . . . . . . . . . . . . . . . . . . . . . . . 12
   Description of Property  . . . . . . . . . . . . . . . . . . . . . . . 12
   Ownership of the Company Stock   . . . . . . . . . . . . . . . . . . . 13

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY  . . . . . . . . . . . 14

SELECTED HISTORICAL FINANCIAL DATA OF THE COMPANY . . . . . . . . . . . . 15

INFORMATION REGARDING ELI . . . . . . . . . . . . . . . . . . . . . . . . 16
   Business of ELI  . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
   The Extended Stay Lodging Industry   . . . . . . . . . . . . . . . . . 16
   The Efficiency Lodges  . . . . . . . . . . . . . . . . . . . . . . . . 16
   Operations   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
   Employees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
   Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . 19
   Competition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF ELI  . . . . . . . . . . . . . . . 20

DIVIDENDS ON AND MARKET PRICES OF THE COMPANY AND ELI COMMON STOCK  . . . 22

COMPARATIVE PER SHARE DATA  . . . . . . . . . . . . . . . . . . . . . . . 23

OPERATIONS AFTER THE MERGER . . . . . . . . . . . . . . . . . . . . . . . 24
   Business of the Surviving Corporation  . . . . . . . . . . . . . . . . 24
   Company Management   . . . . . . . . . . . . . . . . . . . . . . . . . 25

PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF
INCORPORATION OF THE COMPANY  . . . . . . . . . . . . . . . . . . . . . . 27
   General  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27
   Recommendation of the Board  . . . . . . . . . . . . . . . . . . . . . 27
   Restatement of Articles  . . . . . . . . . . . . . . . . . . . . . . . 28
   Background and Reasons for the Articles Amendment Proposal   . . . . . 28
   Effect of the Article Amendment Proposal on Shareholders   . . . . . . 29
   Appraisal Rights   . . . . . . . . . . . . . . . . . . . . . . . . . . 29

PROPOSAL TO AMEND ARTICLE III, SECTION 1 OF THE BY-LAWS OF THE COMPANY  . 30

INFORMATION CONCERNING ACCOUNTANTS  . . . . . . . . . . . . . . . . . . . 31

EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31

DATE FOR RECEIPT OF STOCKHOLDERS PROPOSALS  . . . . . . . . . . . . . . . 31

OTHER BUSINESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
INDEX TO FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . .  F-1

AGREEMENT PLAN OF MERGER  . . . . . . . . . . . . . . . . . . . . APPENDIX A

RESTATED AND AMENDED ARTICLES OF
   INCORPORATION OF SOUTHERN
   ACCEPTANCE CORPORATION . . . . . . . . . . . . . . . . . . . . APPENDIX B

BY-LAW REVISION . . . . . . . . . . . . . . . . . . . . . . . . . APPENDIX C

TAX OPINION OF KILPATRICK & CODY  . . . . . . . . . . . . . . . . APPENDIX D

                           THE SPECIAL MEETING

Voting at the Special Meeting

     Only holders of record of common stock of Southern Acceptance Corporation (the "Company"), $.10 par value per share (the "Company Stock"), outstanding at the close of business on _____________, 1996 (the "Record Date") are entitled to vote at the Special Meeting and at any adjournment thereof. As of the close of business on the Record Date, 5,238,905 shares of Company Stock were outstanding and entitled to vote at the Special Meeting. Unless otherwise indicated, all references in this Proxy Statement to percentages of outstanding shares of Company Stock are based on 5,238,905 shares outstanding. In addition, all references to the outstanding shares of Company Stock are unadjusted for the conversion of Company Stock and the common stock of Efficiency Lodge, Inc. ("ELI") pursuant to the Merger, unless such shares are designated as "Post-Merger Shares."

     Each share of Company Stock is entitled to one vote. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Company Stock entitled to vote on a matter is necessary to constitute a quorum at the Special Meeting. The affirmative vote of a majority of the issued and outstanding shares are required to approve the Merger, Articles Amendment and Bylaw Amendment Proposals.
Abstentions and broker non-votes will be counted in determining whether a quorum is present, but will have the effect of a vote against the proposals.

     All shares of Company Stock represented by properly executed and unrevoked proxies will be voted at the Special Meeting in accordance with the direction on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE MERGER, ARTICLES AMENDMENT AND BY-LAW AMENDMENT PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. The Company does not know of any matters, other than those described in the Notice of Special Meeting, which will come before the Special Meeting.
If any other matters are properly presented for action at the Special Meeting, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

Proxy Solicitation Expense

     In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies by telephone, facsimile transmission, telegram or personal interview, for which they will receive no compensation in addition to their regular compensation. Each of the Company and ELI will pay its own expenses related to the Merger. All expenses of this Proxy solicitation, including the cost of printing and mailing the Proxy, will be paid by the Company. Copies of solicitation materials may be furnished to banks, brokerage houses and other custodians, nominees or fiduciaries for forwarding to beneficial owners of shares of the Company Stock. Normal handling charges may be paid for the forwarding service.

            PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT
                                 (ITEM 1)

General

     The following is a brief summary of certain aspects of the proposed Merger of ELI with and into the Company (the "Merger"). This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger by and between the Company and ELI dated January 22, 1996 (the "Merger Agreement"), which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

     At the effective time of the consummation of the Merger (the "Effective Time"), ELI will be merged with and into the Company, which will be the surviving corporation in the Merger (the "Surviving Corporation"). Shareholders of the Company will receive one Post-Merger Share of the Company Stock for each one hundred shares of Company Stock held by them prior to the Merger. In order to avoid the issuance of fractional Post-Merger Shares, each shareholder of the Company otherwise entitled to receive a fractional share shall receive in lieu thereof a cash payment of $.10 multiplied by each unconverted share of Company Stock held by the shareholder. All of the issued and outstanding shares of ELI common stock (the "ELI Stock") will be canceled, and the ELI shareholders will receive 95% of the common stock of the Surviving Corporation in exchange therefor, which is estimated to be approximately 992,390 shares. In addition, the Articles of Incorporation, as amended (the "Articles"), of the Company will be amended to change the name of the Company to "Efficiency Lodge, Inc."

Parties and Background

     The Company was incorporated in 1962 and engaged in the business of real estate investment. In 1974, the Company filed for bankruptcy protection under Chapter XI of the Federal Bankruptcy Laws. Since emerging from bankruptcy in 1980, the Company has not engaged in real estate investment, but instead has been primarily engaged in real estate sales and rentals. At September 30, 1995, the total assets reflected on the Company's balance sheets were $372,222. See "INFORMATION REGARDING THE COMPANY."

     ELI was organized in 1992 as the successor by merger to several other corporations and is engaged in the business of owning and developing Efficiency Lodges and acquiring existing extended-stay lodges. As of January 1, 1996, ELI owned and operated six Efficiency Lodges, which offer both short and long-term accommodations, with an aggregate of 712 guest rooms in Georgia. At September 30, 1995, the total assets reflected on ELI's balance sheet were $10,639,378.

Recommendations of the Board of Directors

     At a meeting held on January 19, 1996, the Company's Board of Directors (the "Board") concluded that the Merger was in the best interests of the shareholders of the Company and approved the Merger Agreement. For the reasons outlined below, the Board recommends that the shareholders of the Company approve the Merger Agreement and the transactions and proposals contemplated thereby.

Reasons for the Merger

     In determining whether to approve the Merger Agreement and to recommend such approval by the Company's shareholders, the Company's Board concluded that the Company lacks the financial resources or the skilled personnel necessary to operate a real estate development company competitively. The percentage ownership interest of the present shareholders of the Company in the Surviving Corporation will be greater than the Company's percentage contribution to the book value of the Surviving Corporation. The Board believes that the shareholders of the Company would benefit more from owning a small interest in an expanding company than from the complete liquidation of the Company.

     During the second quarter of 1995, the shareholders of ELI approached management of the Company concerning the possibility of merging ELI, a relatively small but growing corporation, into the Company. Management of ELI desired to merge with the Company in order to realize certain benefits of being a publicly-held company. Specifically, management of ELI felt it would be advantageous if potential investors had ready access to financial and other information about ELI of the nature filed by public companies with the Securities and Exchange Commission. Management also desired to have access to the public capital markets, to facilitate the development of a market for its capital stock and to utilize SAC's net operating loss carryforwards for tax purposes.

     The Board believes the reduction of each one hundred shares of Company Stock to one Post-Merger Share in the Merger will increase the market value of the Company Stock following the Merger and decrease the Surviving Corporation's administrative expenses. The Board has been advised that certain securities firms limit the extension of margin credit for, and otherwise discourage their registered representatives from recommending, the purchase of securities that have a market value of less than $5.00 per share. Currently, there is no market for the Company Stock, and the Company Stock has not been actively traded within the last 19 years. In addition, there is currently no market for the ELI Stock. There is no way to determine in advance of the Merger whether a public market will develop for the Company's shares, and if one does develop, at what price the shares would trade. Under the margin regulations of the Federal Reserve Board, brokers, financial institutions and certain other lenders may extend credit for the purchase of margin stock (such as the Company Stock) in an amount not to the exceed 50% of the market value of such shares. Following the Merger, management of ELI has announced its intention to explore raising additional capital for the Surviving Corporation and to develop a trading market for the Company Stock.

     The Board also believes that the one-for-one hundred conversion of Company Stock will possibly reduce shareholder communication and administrative expenses because approximately 356 existing shareholders of the Company who each hold fewer than one hundred shares of Company Stock and who collectively hold approximately 15,773 shares of Company Stock will cease to be shareholders of the Surviving Corporation at the Effective Time. The Board has therefor determined that the conversion of each one hundred shares of Company Stock into one Post-Merger Share would be in the long-term best interests of the Company and its shareholders.

     Although there is no assurance that the proposed Merger will achieve the results outlined above and desired by the Board or that a market for the Company Stock will develop following the Merger, the Board believes that the likelihood of these results being achieved will be significantly improved.

     Management of the Company is not aware of any attempts by any person or other entity to purchase Company Stock in order to obtain control of the Company, and the proposed conversion of Company Stock in the Merger is not intended to be an anti-takeover device. In fact, the conversion of Company Stock is a condition to consummation of the Merger with ELI.

     The Company's Board also considered the factors listed in this Proxy Statement under "PROPOSAL TO ADOPT THE MERGER AGREEMENT -- Interests of Certain Persons in the Merger" in determining whether to approve the Merger Agreement and recommend approval thereof by the shareholders of the Company. The Company's Board determined that the benefits of the Merger to the Company's shareholders outweighed any potential negative effects associated with these considerations and the considerations outlined above.

Effects of the Merger on the Company's Shareholders

     General. The new Post-Merger Shares of Company Stock issued to the Company Shareholders and ELI pursuant to the Merger will be fully paid and non-assessable. The voting rights and other rights that accompany Company Stock will not be altered by the Merger, nor will the total number of shares authorized for issuance under the Articles be amended.

     Diminution of Ownership Interest. Following the Merger, the existing shareholders of the Company (other than those shareholders of the Company who hold fewer than one hundred shares of Company Stock at the Effective Time) will collectively hold 5%, and the ELI shareholders will collectively hold 95%, of the Post-Merger Shares. Thus, the existing shareholders in the Company will hold a substantially smaller interest in the Surviving Corporation, which will have greater assets and financial resources than does the Company presently. Company shareholders who hold fewer than one hundred shares of Company Stock on consummation of the Merger will not receive any Post-Merger Shares in the Merger, but instead will receive a cash payment in an amount less than $10.00 in lieu of the issuance of a fractional Post-Merger Share of Company Stock. Because the current ELI shareholders will control 95% of the Post-Merger Shares, they will be in a position to control the election of Board members and to exercise control of the Surviving Corporation.

     Availability of Authorized But Unissued Shares. As a result of the Merger, the number of outstanding shares of Company Stock will be reduced from 5,238,905 shares to approximately 1,044,620 shares, as adjusted to reflect the total number of shares eliminated as a result of the payment of cash in lieu of the issuance of fractional shares, including the shares of Company Stock that will be issued to the ELI shareholders as part of the Merger. The number of Post-Merger Shares authorized for issuance by the Restated and Amended Articles will continue to be 7,500,000 shares. The authorized but unissued Post-Merger Shares will be available for general corporate purposes, and can be issued by the Board from time to time, without further shareholder action, for proper corporate purposes, including acquisitions, financings, stock dividends, stock splits, benefit plans and such other proper purposes as the Board may deem to be in the best interest of the Surviving Corporation.

     Shareholders' Equity. As a result of the Merger, the Surviving Corporation's stated capital, which consists of the par value per share of the Company Stock multiplied by the number of shares of Company Stock outstanding, will be reduced by approximately $528,813 to $105,513 on the effective date of the Merger. Accordingly, stated capital will be decreased because the number of shares outstanding will be reduced. Correspondingly, the Surviving Corporation's capital in excess of par value, which consists of the difference between the Surviving Corporation's stated capital and the aggregate amount paid to the Surviving Corporation upon the issuance of all currently outstanding Company Stock, will be increased by approximately $6,891,366, and will be further increased as a result of the Merger.

The Merger Agreement

     General. The following is a brief summary of certain aspects of the Merger Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this Proxy Statement as Appendix A.

     The Merger Agreement provides that, upon the satisfaction or waiver of conditions to the Merger, ELI will be merged with and into the Company, and the Company will continue as the Surviving Corporation, although the name of the Company will be changed to "Efficiency Lodge, Inc." Pursuant to the Merger Agreement and subject to shareholder approval, the Restated and Amended Articles as described below will be the Articles of Incorporation of the Surviving Corporation and the bylaws of the Company in effect at the Effective Time will be the bylaws of the Surviving Corporation.

     Conversion. At the Effective Time, each outstanding one hundred shares of Company Stock will be converted into the right to receive one newly-issued Post-Merger Share of Company Stock. In addition, the outstanding shares of ELI Stock will be converted into 95% of the outstanding stock of the Surviving Corporation following the Merger. See "PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT - Exchange of Stock Certificates and Payment of Cash in Lieu of Fractional Shares."

     Issuance of Cash in Lieu of Fractional Shares. To avoid the existence of fractional shares, shareholders otherwise entitled to receive a fractional share of the Company Stock following the one-for-one hundred conversion of Company Stock will instead receive $.10 in cash multiplied by the number of unconverted shares of Company Stock held by such shareholder. See "PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT
- Exchange of Stock Certificates and Payment of Cash in Lieu of Fractional Shares." The fractional share price of $.10 per share of the Company Stock was determined based upon the price paid by the Company on February 19, 1994 to a shareholder for redemption of such shareholder's shares.

     Closing; Effective Time. The Closing will take place on the day following the later to occur of the Special Meeting or the date on which the conditions to Closing in the Merger Agreement are satisfied or waived, or on such other date as the parties agree. After the conditions set forth in the Merger Agreement have been satisfied or waived, the Merger will become effective at such time as the Certificate of Merger required under Georgia law is filed with the Secretary of State of Georgia. The Effective Time will be the close of business, Marietta time, on the date of Closing.

     Representations and Warranties. The Merger Agreement contains various representations and warranties of ELI and the Company relating to, among other things: (a) organization and similar corporate matters;
(b) capital structure; (c) subsidiaries; (d) the authorization, execution, delivery, performance and enforceability of the Merger Agreement and related agreements; (e) corporate books and records; (f) the accuracy of the information provided in Securities and Exchange Commission filings and financial statements; (g) the absence of certain material changes; (h) compliance with certain laws; (i) required consents; (j) contractual obligations concerning brokers' or finders' fees; (k) contracts; and (l) title to properties.

     Non-Solicitation Agreement. Pursuant to the Merger Agreement, the Company and ELI have agreed that each will not initiate, solicit or encourage any proposal or offer to acquire all or any substantial part of the business and properties or capital stock of it, whether by merger, purchase of assets, tender offer or otherwise (a "Business Combination Transaction") and will not provide any confidential information to or have any discussions with corporations or any other entity ("Third Party") relating to, or engage in any negotiations concerning, a Business Combination Transaction. However, the Company may furnish information concerning its business, properties or assets to a Third Party which has expressed an interest in making a bona fide offer or proposal to the Company to enter into a Business Combination Transaction, and which in the opinion of the Company, has the financial capability to consummate such transaction (and when the Company has not initiated the offer or proposal and has not solicited or encouraged such Third Party to express such offer or proposal). Following receipt of such expression of interest, the Company may negotiate and enter into any appropriate agreements with such Third Party with regard to a Business Combination Transaction, if outside counsel advises the Board of Directors that failure to furnish such information, negotiate or enter into appropriate agreements with such Third Party would subject the Board of Directors to a substantial risk of liability for breach of their fiduciary duties or for failure to comply with the requirements of federal or applicable state securities laws. If the Company has received an expression of interest or offer, it has agreed to promptly inform ELI as to, and provide it with copies of, any such inquiry, offer or proposal.

     Operations Pending Closing. Pursuant to the Merger Agreement, the Company and ELI have agreed that during the period from the date of the Merger Agreement until the Effective Time, except as permitted by the Merger Agreement or as consented to in writing by the other party, they each will carry on their respective businesses only in the ordinary and usual course and consistent with past practices.

     Board of Directors. Three of the Company's directors have tendered their resignations from the Company's Board effective as of the Effective Time. Pursuant to the Merger Agreement, the Company's Board will appoint Ray Barnes, Roy Barnes and Annette Bone to fill the vacancies created by the resignations of the existing directors. These appointments will be contingent upon the consummation of the Merger. For more information regarding the members of the Surviving Corporation's Board after the Merger, see "OPERATIONS AFTER THE MERGER - Company Management."

     Officers. All of the existing officers of the Company have tendered their resignations from the Company effective as of the Effective Time. The Merger Agreement provides that Ray Barnes, Roy Barnes, and Annette Bone will be appointed, effective as of the Effective Time, as the President and Chairman of the Board, Secretary/Treasurer and Vice President of Operations, respectively, of the Surviving Corporation. These appointments will be contingent on consummation of the Merger. For more information regarding the members of management after the Merger, see "OPERATIONS AFTER THE MERGER - Company Management."

     Amendment of Articles to Effect Name Change. The Merger Agreement provides that as of the Effective Time, the Articles will be amended to change the name of the Surviving Corporation to "Efficiency Lodge, Inc."

     Registration Rights. The Merger Agreement grants the ELI shareholders and their respective designees or transferees "piggyback" registration rights if the Surviving Corporation files one or more registration statements under the Securities Act of 1933 (the "1933 Act") within three years after the Effective Time with respect to a public offering of equity securities of the Surviving Corporation. In addition, the Merger Agreement grants the ELI shareholders and their designees or transferees a one-time right to require the Surviving Corporation to use its reasonable efforts to file a registration statement under the 1933 Act to permit a public offering of the shares of Company Stock held by the ELI Shareholders. The Surviving Corporation will bear all fees and expenses incurred in connection with the preparation and filing of any such registration statements.

     Conditions to the Merger. The respective obligations of the Company and ELI to effect the Merger are subject to a number of conditions, including, among others:

          (a) the approval of the Merger Proposal by the Company's shareholders as described in this Proxy Statement;

          (b) no preliminary or permanent injunction or other order or decree by any court or any governmental agency preventing the consummation of the Merger will have been issued or taken and remains in effect;

          (c) ELI and the Company will have received a legal opinion to the effect that the Merger will constitute a tax-free reorganization under Sections 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code");

          (d) all governmental consents required for the consummation of the Merger will have been received, and such transactions will not violate any order or decree of any court or governmental body;

          (e) the Company and ELI each will have performed and complied with all covenants and agreements contained in the Merger Agreement and all representations and warranties of each of the Company and ELI will be true and correct in all material respects on and as of the date made and the Effective Time;

          (f) all consents required from any party will have been obtained prior to the Effective Time;

          (g) there will have been no material adverse change in the business, prospects, operations, assets or condition (financial or otherwise) of the parties since the date of the Merger Agreement and through the date of Closing; and

          (h) certain legal opinions will have been delivered to the parties.

     Right To Terminate. By the Company or ELI. The Merger Agreement may be terminated (a) at any time by the mutual written consent of the Company and ELI; (b) unilaterally by either the Company or ELI if: (i) the Merger has not been consummated prior to 120 days after the filing of this Proxy Statement with the Securities and Exchange Commission (the "Termination Date"); (ii) the shareholders of the Company fail to approve any of the proposals described herein; (iii) a court has issued an order or decree permanently restraining or enjoining any action contemplated by the Merger Agreement and such order has become final and non-appealable; or (iv) any law or regulation has been effected which makes the consummation of the transactions contemplated by the Merger Agreement illegal or otherwise prohibited.

     By the Company. The Merger Agreement may also be terminated by the Company if prior to the Effective Time (a) the Company's Board has withdrawn or modified in a manner adverse to ELI its recommendations that shareholders of the Company adopt and approve the Merger Proposal in order for the Company to execute another acquisition agreement or to approve an offer for the Company Stock (a "Company Withdrawal"); (b) there has been (x) a material breach of any covenant or agreement in the

Merger Agreement on the part of ELI which has not been cured or adequate assurance of cure given or (y) a material breach of any representation or warranty in the Merger Agreement which by its nature cannot be cured prior to the Termination Date (collectively, an "ELI Breach"); or (c) the Company discovers a condition existing with respect to the earnings of ELI or any of the properties or assets of ELI which might materially and adversely affect the earnings, business or prospects of ELI.

     By ELI. The Merger Agreement may also be terminated by ELI if prior to the Effective Time there has been (a) a Company Withdrawal; (b) a material breach of any covenant or agreement in the Merger Agreement on the part of the Company which has not been cured or adequate assurance of cure given or (c) a material breach of any representation or warranty in the Merger Agreement which by its nature cannot be cured prior to the Termination Date.

Exchange of Stock Certificates and Payment of Cash in Lieu of Fractional
Shares

     As soon as practicable after the Effective Time, each holder as of the Effective Time of any shares of Company Stock will, upon presentation and surrender of such certificates representing such shares to the Company (which serves as its own transfer agent) be entitled to receive in exchange therefore a certificate or certificates representing the number of whole Post-Merger Shares of Company Stock to which such holders shall be entitled together with the amount of cash payable in lieu of a fractional interest in Company Stock. Beginning at the Effective Time, each certificate representing shares of the Company Stock held by a Company shareholder prior to the Merger will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of Company Stock. No script or fractional certificates will be issued in connection with the proposed Merger. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except the right to receive payment for such fractional interest at the rate of $.10 per unconverted share.

     Under the escheat laws of various governing jurisdictions, sums due for fractional interests which are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction unless correspondence has been received by the Company or the Exchange Agent considering ownership of such funds within the time permitted in such jurisdiction. Thereafter, shareholders who are otherwise entitled to receive such funds for their fractional share interest may be required to seek to obtain such funds directly from the jurisdiction to which they were paid.

Appraisal Rights

     Under the Georgia Business Corporation Code, the Company's shareholders are not entitled to dissenters' rights of appraisal with respect to the Merger Proposal because the Company has greater than 2,000 shareholders and in the Merger the Company's shareholders will receive only shares of Company Stock or cash in lieu of fractional shares, and the Company Stock will continue to be held by greater than 2,000 shareholders.

Interests of Certain Persons in the Merger

     In considering the recommendation of the Company's Board with respect to the Merger, shareholders of the Company should be aware that certain current and proposed members of the Company's management and the Company's Board have interests in the Merger that may differ from the interests of shareholders of the Company generally. The Company's Board was aware of these interests and considered them, among other matters, in approving the Merger and the transactions contemplated thereby. See "PROPOSAL TO ADOPT AND APPROVE THE MERGER AGREEMENT -- Reasons for the Merger."

     Under the Merger Agreement, Messrs. Cochran, Crowe, Sweat and Thigpen will continue to serve as directors of the Company following the Merger. Messrs. Crowe and Thigpen are also presently directors of ELI. Each of them abstained from the vote by the Board on the Merger Proposal.

     The Merger Agreement contemplates that Ray Barnes and Roy Barnes (the "Barnes"), the sole shareholders of ELI, will be appointed directors of the Company following the Merger. Roy and Ray Barnes will each receive 47.5% of the outstanding Company Stock following the Merger, or approximately 496,000 shares of Post-Merger Shares, respectively.

     Other than as described above, no existing or proposed director or officer of the Company or any of their affiliates has any direct or indirect material interest in the Merger, except that such persons may own shares of Company Stock.

Expenses

     Each of the Company and ELI will pay its own expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby.

Certain Federal Income Tax Consequences of the Merger

     Based upon the opinion of Kilpatrick & Cody, the Company believes that the Merger will be treated as a "tax-free reorganization" for federal income tax purposes under Section 368(a)(1)(A) of the Code. Accordingly, the principal federal income tax consequences of the Merger will be that (i) neither the Company nor ELI will recognize any gain or loss; (ii) no gain or loss will be recognized by the ELI shareholders; and (iii) no gain or loss will be recorded by Company shareholders who receive Post-Merger Shares of Company Stock. Cash received in lieu of fractional shares will be treated as amounts distributed in redemption of their Company Stock and will be taxable under the provisions of Section 302 of the Code as either ordinary income or capital gain or loss, depending upon the circumstances of the individual shareholder.

     The opinion of Kilpatrick & Cody is based upon certain assumptions and representations with respect to factual matters which are required to qualify the Merger as a "tax-free reorganization" under the Code, all of which are set forth in such opinion. A copy of such opinion is attached hereto as Appendix D and incorporated herein by reference.

     THE FOREGOING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR LISTING OF ALL POTENTIAL TAX EFFECTS RELEVANT TO A DECISION OF WHETHER TO VOTE IN FAVOR OF THE MERGER. THE DISCUSSION DOES NOT ADDRESS THE TAX CONSEQUENCES THAT MAY BE RELEVANT TO A PARTICULAR SHAREHOLDER WHO IS SUBJECT TO SPECIAL TREATMENT UNDER CERTAIN FEDERAL INCOME TAX LAWS, SUCH AS DEALERS IN SECURITIES, BANKS, INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, NON-UNITED STATES PERSONS, AND SHAREHOLDERS WHO DO NOT HOLD THEIR SHARES OF THE COMPANY STOCK AS "CAPITAL ASSETS" WITHIN THE MEANING OF SECTION 1221 OF CODE, NOR ANY CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, LOCALITY OR FOREIGN JURISDICTION. THE DISCUSSION IS BASED UPON THE CODE, TREASURY REGULATIONS THEREUNDER AND ADMINISTRATIVE RULINGS AND COURT DECISIONS AS OF THE DATE HEREOF. ALL OF THE FOREGOING ARE SUBJECT TO CHANGE AND ANY SUCH CHANGE COULD AFFECT THE CONTINUING VALIDITY OF THIS DISCUSSION. THE COMPANY AND ELI SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER TO THEM.

Accounting Treatment

     The Company will account for the transaction as a purchase transaction pursuant to generally accepted accounting principles.
Subsequent to the one-for-one hundred reverse split of Company Stock, the Company will issue 95% of the "Post-Merger Shares," or approximately
992,390 Post-Merger Shares in exchange for 900 shares of ELI Stock. The shares of ELI Stock will then be cancelled in exchange for the net assets of ELI, which will be recorded at the fair market value of the assets acquired less liabilities assumed. The excess of the fair market value of the net assets acquired over the par value of the Company Stock issued in the exchange will be credited to additional paid-in capital resulting from the business combination. Inasmuch as the business combination will be accounted for as a purchase, retained earnings of ELI will be eliminated, the fixed assets will be recorded at their fair market value, and income will be measured from the Effective Time.

Regulatory Approvals

     No governmental regulatory approvals are required with respect to the Merger, except for the filing of the Certificate of Merger with the Georgia Secretary of State.

                 INFORMATION REGARDING THE COMPANY

Business of the Company

     The Company was incorporated in 1962 as a Georgia corporation, and for 34 years engaged in the business of real estate sales and development in Georgia. Specifically, the Company purchased or built and operated motels and apartments. In 1974, following several years of losses, the Company filed for bankruptcy under Chapter XI of the federal bankruptcy laws. At the time the Company filed for bankruptcy in 1974, it owned approximately 18 properties, most of which the Company sold during the bankruptcy proceedings.

     The Company emerged from bankruptcy in 1980. Thereafter, the Company operated five motels until the motels were sold in the early 1980s. Following the sale of the motels, the Company continued to engage to a limited extent in the purchase and sale of real estate in Georgia.

     The Company is currently primarily engaged in the business of real estate sales and earns commissions from such real estate sales. In addition, the Company earns interest on its notes receivable, rental income from its rental properties and income from the purchase and sale of investment properties. The Company retains a limited amount of investment property for resale, development or subdivision. As of September 30, 1995, the book value of the Company's assets was $372,222. Management does not believe there is any substantial unrecognized value in these assets.

     The principal executive offices of the Company are located at 277 Pat Mell Road, Suite A, Marietta, Georgia 30060, and the telephone number at that address is 770-432-6684.

Legal Proceedings

     There are no material legal proceedings pending or known to be contemplated to which the Company is a party or to which any of its property is subject.

Description of Property

     The Company owns the 3,813 square-foot, one-story office building at 277 Pat Mell Road in Cobb County, Georgia that houses its principal executive offices as well as one tenant of the Company and two parcels of undeveloped land aggregating 29.44 acres in Bartow County, Georgia.
These properties constitute substantially all of the assets of the Company. The Bartow County properties are held for resale, development or subdivision by the Company. The Pat Mell Road property is subject to a mortgage, the balance of which as of September 30, 1995 was approximately $43,400. The mortgage on the Pat Mell Road property accrues interest at the rate of 10% per year, and will mature in 2004. Otherwise, none of the properties owned by the Company is subject to any encumbrances.

Ownership of the Company Stock

     The following table sets forth the number of shares and percentage of outstanding shares of the Company Stock beneficially owned on September 30, 1995, and that will be beneficially owned following consummation of the Merger, by: (i) each person who is known by management to be the beneficial owner of more than 5% of the Company Stock; (ii) each of the existing directors of the Company; (iii) the Company's existing Chief Executive Officer; and (iv) all of the existing directors and executive officers of the Company as a group. The information concerning shares of Company Stock owned following the Merger reflects the exchange of shares of Company Stock and ELI Stock pursuant to the Merger.

     Except as otherwise indicated, all shares shown in the table below are held with sole voting and investment power.

                              Before the Merger        Following the Merger
                              -----------------        --------------------
          Name of              Shares                   Shares
        Beneficial          Beneficially   Percent   Beneficially    Percent
          Owner                Owned       of Class      Owned      of Class
          -----                -----       --------      -----      --------

Bonnie L. Byers                  103(1)       *             1          *
Harry W. Chappell, Jr.        17,139(2)       *           171          *
Joseph A. Cochran             34,838(3)       *           347          *
Arthur L. Crowe, Jr.          21,186          *           211          *
Wesley Howard Stembridge       2,704          *            27          *
Roy W. Sweat, D.C.           270,698(4)     5.17%       2,706          *
Ken F. Thigpen                 1,030          *            10          *

All executive officers and   347,698        6.64%       3,473          *
directors of the Company
as a group (a total of 7
persons)

*  Less than one percent.
(1)  Owned by Mrs. Byers jointly with her husband.
(2)  Owned by Mr. Chappell jointly with his wife.
(3)  25,550 shares are owned by Mr. Cochran jointly with his wife.
(4)  Dr. Sweat's address is 4735 River Court, Duluth, Georgia  30136.

     Messrs. Stembridge and Chappell and Ms. Byers have tendered their resignations from the Board effective upon the consummation of the Merger, and the Board has appointed Ray Barnes, Roy Barnes (collectively, the "Barnes") and Annette Bone as directors of the Company effective upon the consummation of the Merger. The Barnes currently own 1,663 shares of Company Stock and Ms. Bone currently owns 8,420 shares of Company Stock, which will be converted in the Merger into 16 and 84 Post-Merger Shares, respectively. In addition, in the Merger the Barnes will each acquire 47.50% Post-Merger Shares, or collectively 95% of the Post-Merger Shares, upon conversion of their ELI Stock.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF THE COMPANY

     The Company is primarily engaged in the business of real estate sales. The Company also earns commissions from real estate sales and receives rental income from its office building.

Results of Operations

     During each of the four years ended September 30, 1995, the Company sold either a piece of property in its inventory or a piece of its investment property at a gain. The revenues from such sales are classified as "operating revenues." One of these properties for resale was a lot on which the Company had built a house, and another was a house which the Company had had to repossess due to a troubled loan. Interest income decreased in each of these four years as the Company collected its notes receivable. Although commission income from real estate sales and rental income fluctuated during this period, the overall trend was negative. Administrative and general expenses as a single component of expense exceeded operating revenues in each of the four years ended September 30, 1995.

     Operating revenues decreased 59% during the year ended September 30, 1995 while costs and expenses increased by $11,257 or 8%. During 1995, the Board of Directors concluded that it would be in the best interest of the shareholders to merge the Company with ELI. Work was commenced on the legal and accounting matters necessary to present the Merger Proposal to the shareholders, resulting in a substantial increase in legal and accounting expenses. Operating revenues had increased 67% in the fiscal year ended September 30, 1994, primarily due to the sale of a piece of investment property at a gain, compared to a 14% decrease in 1993 and a 7% decrease in 1992, reflecting the continued downturn in the economy and the depressed real estate market in those years. Costs and expenses increased by $20,171 or 16% in fiscal 1994 compared to a decrease of $14,788 or 11% in fiscal 1993 and a 1% decrease in 1992.

     While the Company still hopes to develop or sell its remaining investment property, it is suffering from a lack of operating revenues to offset against overhead expenses.

Liquidity and Sources of Capital

     Having sold all of its property designated as property held for resale and collected all of its notes receivable, the Company is liquid with a current ratio at September 30, 1995 of 12 to 1.

Impact of Inflation

     Inflation and changing prices did not have a significant impact on the Company's revenues or income from continuing operations during the four years ended September 30, 1995.


                SELECTED CONSOLIDATED HISTORICAL
              FINANCIAL DATA OF THE COMPANY

     The following selected consolidated financial data for the five fiscal years ended September 30, 1994, has been derived from the Company's audited, consolidated financial statements and should be read in conjunction with the consolidated financial statements, related notes, and other financial information included elsewhere herein. The selected consolidated financial data as of and for the year ended September 30, 1995 has been derived from the Company's unaudited, consolidated financial statements and reflects, in the opinion of management of the Company, all adjustments (consisting of normal accruals) considered necessary for a fair presentation.

             Southern Acceptance Corporation And Subsidiaries

                                              Year Ended September 30,
                        --------------------------------------------------------------------
                          1990         1991        1992       1993        1994        1995
                                                                                 (unaudited)

Operating revenues      $130,731     $62,877     $58,693     $50,438     $85,072     $34,723
(Loss) from continuing   (65,008)    (76,357)    (81,780)    (75,247)    (60,784)   (122,390)
operations

(Loss) from continuing      (.01)       (.01)       (.01)       (.01)       (.01)       (.02)
operations per common
share

Total assets             904,335     869,834     742,154     751,103     499,692     372,222

Long-term obligations     77,014      73,626      69,820      65,540      60,726      55,307


                      INFORMATION REGARDING ELI

Business of ELI

     ELI, a Georgia corporation, was formed in January 1993, as the result of the consolidation of five existing companies, each of which operated an extended-stay facility. ELI is engaged in the business of developing and owning Efficiency Lodges (the "Lodges"), which are lodging facilities that offer both temporary and long-term accommodations. As of September 30, 1995, ELI owned and operated six Efficiency Lodges which were located in or near East Point, Douglasville, Atlanta, Carrollton, Cartersville and Forest Park, Georgia. The Lodges have an aggregate of 712 guest rooms. In addition, ELI had, as of September 30, 1995, one Lodge under development in DeKalb County, Georgia, which management anticipates will open in 1996 and will have 100 guest rooms. The principal executive offices of ELI are located at 928 Bankhead Highway, Mableton, Georgia, and its telephone number at that address is (770) 948-2447.

The Extended Stay Lodging Industry

     Extended stay lodges such as the Efficiency Lodges are designed to serve guests who require lodging for a minimum of seven days in rooms designed to include functional space, and in particular, fully-equipped cooking facilities The extended stay lodging industry (which includes economy extended stay motels) is a relatively small but growing part of the lodging industry. Management of ELI believes that the consumer demand for economy extended stay lodges is underserved and increasing. The economic, social and demographic changes in the United States contributing to the demand for extended stay lodging include, among others, the restructuring of corporate America, the increased mobility of the population of the United States, the increase in single person households, the travel requirements of a service economy and the increasingly strict credit standards of many apartment operators. Unlike most types of rental property which are generally subject to leases of six months or longer, extended stay lodges, including Efficiency Lodges, may raise or lower rents (i.e. room rates) with much greater frequency based upon occupancy levels. Typical guests in economy extended stay properties include people on short-term work or training assignments, individuals in the midst of relocation for business or personal reasons, military and government personnel, recreational travelers and persons who cannot meet the credit standards of apartments.

The Efficiency Lodges

     ELI has constructed or is constructing of all but one of its Efficiency Lodges using a standard design, with similar architectural styles and guest room floor plans and similar construction materials.
One Efficiency Lodge was purchased from another operator. Each Efficiency Lodge includes guest rooms, a manager's apartment, an office and a guest laundry room. Each guest room contains a combination living room and bedroom, a bathroom, a closet, a fully-equipped kitchenette, and a table and chairs. Guest services, which are minimal in comparison to motels or hotels, typically include limited front desk hours and limited maid service, and extra charges for amenities, such as televisions.

     Each Efficiency Lodge is an economy extended-stay facility with room rates that are typically lower than those charged by most motels and hotels in its market. Although daily rates are available, most guests at the Efficiency Lodges choose to occupy rooms on a weekly basis, at rates which, as of September 30, 1995, ranged from $109 to $139 per week for single occupancy. The Efficiency Lodges are able to charge lower rates because of the elimination of certain amenities found in higher-priced lodging facilities, such as restaurants, cocktail lounges, meeting rooms, retail shops, pools and other large common areas, which ELI has found to be unnecessary for the comfort and enjoyment of its extended stay guests, and because it uses economical furniture, fixtures and equipment. ELI provides its extended stay guests with free access to satellite TV, convenience items for sale in the front office, and an on-premises laundry facility.

     Following is information with respect to each of the Efficiency
Lodges:

     East Point Lodge. This two-story Lodge is located at 1275 Norman Berry Drive near East Point, Georgia on approximately two-thirds of an acre. The Lodge has been owned by ELI since 1987. The property, which has 40 guest rooms, is pledged to secure long-term debt of ELI with two lenders with outstanding balances at December 31, 1995 of approximately $894,077.

     Douglasville Lodge. This two-story, 148-room Lodge is located in Douglasville, Georgia on 92 Highway. The Lodge has been owned by ELI since 1988. The facility is pledged to secure long-term debt to one lender with an outstanding balance at December 31, 1995 of approximately $1.74 million.

     Fulton Lodge.  This two-story Lodge is located on a approximately
2.77 acres at 4050 Wendell Drive in Atlanta. ELI has owned this 152-room Lodge since 1989. This facility secures debt to two lenders with outstanding balances at December 31, 1995 of approximately $2.5 million.

     Forest Park Lodge.  This two-story Lodge is located on approximately
2.28 acres in Forest Park, a commercial area of Atlanta. The property, has 120 guest rooms and an approximately 2,500 square-foot auxiliary building used for office and retail space and secures long-term debt with an outstanding balance at December 31, 1995 of approximately $1.89 million.

     Bartow Lodge. A two-story, 124-room facility, this Lodge is located on approximately 3.89 acres near Highway 20 in Cartersville, Georgia.
ELI has owned this Lodge since July 1995. The property secures debt to three lenders, including the former owner of the property, with outstanding balances at December 31, 1995 of approximately $2.37 million.

     West Georgia Lodge. This two-story lodge with 128 guest rooms is located on 4.18 acres on Bankhead Highway in Carrollton, Georgia. The West Georgia lodge secures long-term debt with an outstanding balance of approximately $1.5 million.

     Total debt of ELI as of December 31, 1995 was approximately $10.3 million. The outstanding balances on the notes detailed above total approximately $10.9 million because the Fulton and East Point Lodges are pledged to secure one note with an outstanding balance at December 31, 1995 of $566,257, and the note balance is included in the description of both of the properties above.

Operations

     ELI's operations manual guides on-site management of each Lodge, which is managed by a Property Manager, who resides on site, and an Assistant Manager. Managers are trained in all aspects of extended stay lodge operations, with particular emphasis placed on customer service.

The managers are trained to provide conscientious customer service, are provided with incentives to exercise the authority granted to them, and are efficiently supervised through management information systems and on-site audits by ELI management, which visits and inspects each Efficiency Lodge on a regular basis to ensure that consistency and quality standards are being met. Managers and staff receive bonuses based on both performance and occupancy.

     Each Efficiency Lodge is computerized with a software package that handles all on-site transactions and recordkeeping. The software provides on-site management with a database of updated information such as available units, units needing cleaning or repairs, room charges due, guest payment history, and telephone volume. Operating results are compiled and reviewed regularly. The ELI corporate office handles purchasing supplies and virtually all payments of property expenses.

     Each of the Efficiency Lodges collects data about each new guest including his or her occupation, permanent residence, length of stay and how they learned about the Lodge. The ELI uses this information in the preparation of advertising and sales materials for each specific Efficiency Lodge. ELI employs various marketing techniques, including billboard and print, as well as direct marketing to potential customer groups.

Expansion

     Future plans and commitments of ELI include building Lodges in new locations. The following lists the locations and details the level of planning or commitment for each.

--   DeKalb County, Georgia:
     ----------------------

     This project is well under way with a contract on the property and the architectural and engineering work completed for a 100-room facility. Written commitment from Columbus Bank and Trust has been received for a $1.5 million construction and permanent loan.

--   Columbus, Georgia:
     -----------------

     The property has been located and discussions are underway with Columbus Bank and Trust regarding the financing arrangements. Their verbal commitment has been received to coordinate the financing.

--   Columbia , South Carolina and Nashville, Tennessee:
     --------------------------------------------------

     These two locations are in the preliminary market research stages. The current outlook is good for both.

   Management believes that the national demand for these facilities far exceeds the current supply and plans to continue to expand. Financial plans for future expansion include the use of cash flow from operations as well as outside financing.

Employees

       As of September 30, 1995, ELI did not have any employees.
Instead, ELI leased approximately 35 full-time and five part-time employees, including managers, pursuant to an agreement with Team Staff, a temporary employment service. ELI believes that its relationship with its leased employees is good.

Environmental Matters

     Under various federal, state and local laws and regulations, an owner or operator of real estate may be liable for the costs of removal or remediation of certain hazardous, toxic or petroleum substances on such property. Such laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the presence of such substances. Furthermore, a person that arranges for the disposal or transports for disposal or treatment a hazardous, toxic or petroleum substance to another property may be liable for the costs of removal or remediation of substances released into the environment at that property. The costs of remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to conduct remediation promptly, may adversely affect the value of the real estate or the owner's ability to sell the real estate or to borrow using the real estate as collateral.

     Phase I environmental audits have been obtained on all of the Lodges. The Phase I audits were intended to identify potential sources of contamination for which the Lodges may be responsible and to assess the status of environmental regulatory compliance. These audits included historical reviews of the Lodges, reviews of certain public records, preliminary investigations of the sites and surrounding properties, screening for the presence of asbestos, PCB's and underground storage tanks, and the preparation and issuance of a written report. The Phase I assessments did not include invasive procedures, such as soil sampling or ground water analysis.

     The Phase I audit reports have not revealed any environmental liability that ELI believes would have a material adverse effect on ELI's business, assets or results of operations, nor is ELI aware of any such liability. Nevertheless, it is possible that these reports do not reveal all environmental liabilities or that there are material environmental liabilities of which ELI is unaware.

     ELI believes that the Lodges are in compliance in all material respects with all federal, state and local ordinances and regulations regarding hazardous or toxic substances and other environmental matters. ELI has not been notified by any governmental authority of any material noncompliance, liability or claim relating to hazardous or toxic substances or other environmental issues in connection with any of its present or former properties.

Competition

     The lodging industry is highly competitive. Each Efficiency Lodge is located in a developed area that includes motels and other lodges and in some cases other economy extended stay lodges. ELI does not believe that any single competitor or small number of competitors is dominant in the markets in which the Lodges are located. The number of competitive facilities in a particular area has a material effect on occupancy and revenues of the Lodges. ELI seeks to compete based on the price charged, the quality of the Lodges, and service to guests.

     ELI competes for investment opportunities with entities which have substantially greater financial resources than ELI and which as a consequence may be in a position to accept more risk with respect to investment opportunities than ELI, including risks with respect to the creditworthiness of an operator of a facility or the locations of facilities. Such competition may reduce the number of suitable investment opportunities offered to ELI and increase the bargaining power of property owners seeking to sell.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF ELI

     ELI owns and operates Lodges which offer both temporary and long-term accommodations to residents. As of May 1995, ELI purchased the Bartow Lodge in Cartersville, Georgia, which it operates in a similar manner to its other locations. Prior to this purchase, it operated five Lodges at five different metro Atlanta locations. See "INFORMATION REGARDING ELI - Business of ELI."

     All of the Lodges' day to day operations are overseen by the President who reviews financial and operational information on a daily basis.

     The following comments on the financial condition and the results of operations for the full 1993 and 1994 fiscal years, and the nine months ended September 30, 1994, and 1995, should be read in conjunction with the Financial Statements of ELI and notes thereto included elsewhere in this Proxy Statement.

Results of Operations

     Fiscal Years Ended December 31, 1994 and 1993. The operating revenue for 1994 was $2,641,091, compared with $2,304,252 for 1993, an increase of $336,839, which can be attributed to increases in occupancy. The annual average occupancy rate for the East Point, Douglasville, Fulton and Forest Park Lodges was 72.58% in 1993, 83.5% in 1994 and 84.25% and for the first six months of 1995. Management believes that this increase in occupancy rates will continue in the future, and occupancy will reach 90% for the East Point, Douglasville, Fulton and Forest Park Lodges in 1996. The West Georgia and Bartow Lodges are excluded from the occupancy - rate comparison because the West Georgia Lodge was not operated by ELI during the period and the Bartow Lodge was purchased in 1995. Management estimates, based on the 1995 results for these two Lodges, that their occupancy rates will reach 90% in 1996. ELI experienced a decrease in operating expenses by approximately 4.5% from 1993 to 1994.

     The decrease consists primarily of a (decrease) increase in the following expenses:

     Compensation Costs                $  45,784
     Depreciation                        (33,181)
     Insurance                           (12,095)
     Legal & Professional                 (5,816)
     Property Tax                        (88,368)
     Phone Lease                           7,779
     Utilities                            22,699

The decrease in property taxes is a result of prior years taxes on appeal being paid in 1993.

     During 1993, ELI entered into an annually-renewable agreement to lease its employees for all Lodges from an unrelated third party.
Accordingly, payrolls from all Lodge locations are now handled by one contract.

     Interest expenses for 1994 and 1993, respectively, were $781,351 and $699,461, an increase of $81,890. ELI's lodge-related debts decreased from 1993 to 1994 by $360,357. There are several reasons that interest expense increased even though debt decreased. The notes have variable rates, and there was an increase in the prime rate from 1993 to 1994.
The note payable to Community Bank with a balance of $602,702 at December 31, 1993, began in March of 1993, and only ten payments were made in 1993, as opposed to twelve payments made in 1994. In 1993, by mutual agreement with the lender, nine payments were made on one mortgage because negotiations were under way to purchase this debt, as described below. Twelve payments were made on this debt in 1994.

     Nine months ended September 30, 1995 and 1994. Operating revenues for the nine months ended September 30, 1995 and 1994, respectively, were $2,268,433 and $1,951,649, an increase of $316,784. This increase can be attributed to an increase in occupancy rates at the East Point, Douglasville, Fulton and Forest Park Lodges, and the increase of available space. The Bartow Lodge was purchased in 1995, and income for July through September for this new location is included in the September 30, 1995 operating revenues.

     The total amount of operating expenses increased for this period by $190,417. As a percentage of revenue, these expenses increased by approximately 8.39%.

     Lodge-related debt at September 30, 1995 exceeds that of the previous period by $2,060,815. This increase in debt is due to the purchase of the Bartow Lodge. See "Liquidity and Capital Resources." Interest expense at September 30, 1995 exceeds that at September 30, 1994 by $130,010. Interest expense as a percentage of total debt increased
 .28% from September 30, 1994 to 1995.

General

     Fleet Finance, one of ELI's lenders, elected to reduce its commercial lending operations in 1993 and thereafter sold a portfolio of commercial loans in Georgia, including a loan made to ELI. The subsequent purchaser of the portfolio offered each borrower the opportunity to purchase its loan at a discount. As a consequence, ELI purchased its loan at a $396,809 discount. ELI financed the note purchase with a participatory SBA note through Georgia Banker's Bank. Closing costs of $48,900 were paid in this matter.

     West Georgia Lodge was operated differently than the other Lodges from December 1992 to June 30, 1995. During this time, the West Georgia Lodge was leased in its entirety for operation to an unrelated third party. Effective July 1, 1995, this arrangement ceased, and ELI management resumed operation of the West Georgia Lodge. At that time, the former third party lessee became an employee of ELI.

     The spring through the fall are generally the best seasons of operation of the Lodges, and management of ELI estimates that about 10-15% of ELI's total revenue is affected by seasonality. Typically, revenue declines at the end of November and begins to increase again in mid-February. This seasonality is primarily due to the large number of Lodge residents who work in the construction industry. The effect of the seasonal changes was more significant in prior years than recently, and management of ELI believes that the occupancy rates are now consistently high enough that the impact of seasonal fluctuations has significantly decreased. Management believes that the effect of seasonal fluctuations will continue to lessen.

Liquidity and Capital Resources

     Within the industry, cash flow from operations ("FFO") is considered an important criterion for measuring performance. ELI's FFO is defined as earnings before interest, taxes, depreciation and amortization ("EBITDA"). By dividing FFO by the cost of property and equipment, ELI can measure its rate of return on FFO. ELI uses this formula to analyze operating performance, leverage and liquidity. The FFO for 1994 and 1993, respectively, was $1,376,622 and $992,727. Management's calculation of the rate of return on FFO for 1994 and 1993 was 15.50% and 11.18%, respectively. The FFO is not used to measure financial performance under generally accepted accounting principles and is not an alternative to net income or a replacement to cash flow as a measure of liquidity.

     ELI purchased Bartow Lodge, an existing extended-stay facility, in May of 1995 for $2,382,903. The debt structure is as follows:

-- Note payable of $1,000,000 at 10% per annum interest, payable monthly at $8,775.72 for 360 months.

-- Note Payable of $101,008 at 8.99% per annum interest, payable monthly at $955.68 for 240 months.

-- Note payable of $1,281,895 at prime plus 2% per annum interest, adjusted quarterly, payable monthly at approximately $10,000 for 300 months.


                    DIVIDENDS ON AND MARKET PRICES OF
                     THE COMPANY AND ELI COMMON STOCK

     There is no public trading market for the Company Stock. As of January 1, 1996, there were 5,238,905 outstanding shares of Company Stock and 3,335 holders of record of such shares. The Although there are currently no legal or contractual restrictions on the payment of dividends by the Company, it has not paid any dividends since 1974 because of poor operational results and insufficient earnings. It is anticipated that the Surviving Corporation will retain earnings for expansion. Consequently, it is anticipated that the Surviving Corporation will not pay dividends in the near term, and there is no assurance that the Surviving Corporation will ever pay dividends.

     The last sales price of the Company Stock known to management prior to the public announcement of the Merger on June 19, 1995 was $.10 per share. Management is unaware of any trades since that date.

     There are no outstanding options or warrants to purchase, or securities convertible into, Company Stock, and all of its shares of the Company Stock would be eligible for sale under Rule 144 under the Securities Act of 1933 (the "Securities Act") if these were a public
trading market for the stock.   The Company does not have any agreements
to register any shares of the Company Stock held by existing securities holders for sale under the Securities Act; however, the Merger Agreement grants the ELI shareholders certain registration rights pursuant to which the Barnes, who will collectively own or control 95% of the issued and outstanding shares of the Surviving Corporation following the Merger, can cause the Surviving Corporation to register the shares of Company Stock received by them in the Merger. See "PROPOSAL TO ADOPT AND
APPROVE THE MERGER AGREEMENT -- The Merger Agreement."

     There is no public trading market for ELI Stock. As of January 1, 1996, there were two holders of record of the ELI Stock. ELI has never paid any dividends on its common stock. There are currently no legal or contractual restrictions on the payment of dividends by ELI.

     No shares of ELI Stock are subject to outstanding options or warrants to purchase, or securities convertible into, the ELI Stock. In addition, no shares of the ELI Stock are eligible for sale under Rule 144 under the Securities Act, nor has ELI agreed to register any shares of ELI Stock under the Securities Act for sale by its security holders.

                        COMPARATIVE PER SHARE DATA

   The following table sets forth selected comparative unaudited per share data for the Company on a historical basis (the "Company Historical"), for ELI on a historical basis (the "ELI Historical"), for the Company and ELI on a pro forma basis assuming the Merger had been effective for the periods indicated (the "Pro Forma Combined"), for the Company on a pro forma equivalent basis (the "Company Pro Forma Equivalent") and for ELI on a pro forma equivalent basis (the "ELI Pro Forma Equivalent"). The Merger will be accounted for as a purchase transaction in accordance with generally accepted accounting principles.

   The information presented below should be read in conjunction with the Pro Forma Financial Information and the historical financial statements of the Company and ELI included elsewhere in this Proxy Statement. The pro forma equivalent per share data shows, for each share of Company Stock and ELI Stock outstanding prior to the Merger, its equivalent position after giving effect to the exchange of ELI and Company Stock as contemplated by the Merger Agreement.

                             COMPARATIVE PER-SHARE DATA


                                                                               Company          ELI Pro
                                       Company         ELI       Pro Forma    Pro Forma         Forma
                                     Historical     Historical   Combined     Equivalent      Equivalent
                                     ---------      ----------   ---------    ----------      ----------
Book value per share as of
September 30, 1995                     $0.06         $(76.29)      $6.33         $0.32           $6.01

Cash dividends declared per
share for the year ended
September 30, 1995                       -0-            -0-          -0-           -0-             -0-

Income (loss) per share from
continuing operations for the          (0.02)          330.35       0.10         0.005          0.095
year ended September 30,
1995

                   OPERATIONS AFTER THE MERGER

Business of the Surviving Corporation

     Management of ELI and the Company anticipate that the Surviving Corporation will (i) develop additional Lodges, (ii) purchase motels for conversion to the Efficiency Lodge format or purchase existing economy extended stay motels that meet current ELI acquisition criteria and (iii) realize increased lease revenues from growth in room revenues.
Management of the Surviving Corporation plans to dispose of the Company's remaining properties following the Merger on an orderly basis at the best available terms.

     Management of ELI and the Company anticipate that the Surviving Corporation will focus initially on development and acquisition opportunities available in the Southeastern United States. Additional Lodges may be financed, in whole or in part, with cash flow, borrowings, proceeds from subsequent securities issuances or from the exchange of the Surviving Corporation's securities for existing facilities.

     As of December 31, 1995, ELI had debt of approximately 10.3 million related to financing the construction of facilitates, and the Surviving Corporation may seek to borrow additional amounts to fund investments in additional Lodge properties.

     ELI is currently developing one additional Efficiency Lodge in DeKalb County, Georgia, and is contemplating developing additional Efficiency Lodges in Columbus, Georgia, Columbia, South Carolina and

Nashville, Tennessee. See "INFORMATION REGARDING ELI." In considering opportunities for developing additional Lodges, ELI's historical policy has been to give strong consideration to demographic and traffic studies, and to review the availability and pricing of suitable sites, the costs and risks of developing, the availability of financing, as well as any
other factors deemed relevant.   ELI has historically selected sites for
the development of Efficiency Lodges by conducting an analysis of neighborhood demographics and economic variables. This data is compared against site selection criteria employed by ELI and compiled from the base of existing Lodges. Each site must satisfy the two most important variables: a high daily automobile traffic count and a significant amount of employment within a three-mile radius.

     The Surviving Corporation may continue to acquire additional economy extended stay lodges and convert them to Efficiency Lodges. In appropriate circumstances, the Surviving Corporation may also acquire and convert conventional motels to Efficiency Lodges.

     Historically, ELI has considered investments in existing properties, including properties that would require complete renovation, which meet one or more of the following criteria: (i) the facility is located in an area with relatively high demand for rooms, a relatively low supply of extended stay lodges, and barriers to easy entry into the lodge business, such as a scarcity of suitable sites or zoning restrictions; and (ii) the facility is in an attractive location that ELI believes could benefit significantly by becoming an Efficiency Lodge.

Company Management

     Board of Directors. Three of the seven current directors of the Company have tendered their resignations from the Company's Board effective as of the Effective Time. Pursuant to the Merger Agreement, the Company's Board has appointed Ray Barnes, Roy Barnes and Annette Bone to fill the vacancies created by the resignations of the existing directors. The appointment of these directors is contingent upon the consummation of the Merger and will be effective as of the Effective Time.

     The following table sets forth certain information, as of September 30, 1995, concerning each of the individuals who will be a director of the Surviving Corporation. Roy and Ray Barnes are brothers; otherwise, there are no family relationships between any of the current or proposed directors, nor between any of them and any current or proposed executive officers of the Company.


      Name (Age)                     Principal Occupation During the Past Five Years
      ----------                     -----------------------------------------------

Roy E. Barnes (47)                Mr. Barnes has served as
                                  Secretary/Treasurer of ELI and its
                                  predecessors since 1986.  Mr. Barnes, an
                                  attorney, has been a partner with
                                  Barnes, Browning, Tanksley & Casurella
                                  and has served as a member of the
                                  Georgia State Legislature since 1975.

W. Ray Barnes (56)                Mr. Barnes has served as President and
                                  Chief Executive Officer of ELI and its
                                  predecessors since 1986.  Mr. Barnes has
                                  owned and operated Barnes Store in
                                  Mableton, Georgia since 1954.  He is
                                  also a director of Georgia State Bank.

C. Annette Bone (54)              Ms. Bone has served as Vice President
                                  of Operations of ELI since July 1, 1995.
                                  Prior to that, Ms. Bone operated the
                                  West  Georgia Lodge under a lease
                                  agreement with ELI and the Bartow Lodge
                                  before it was purchased by ELI.  Since
                                  1989 she has served as President and
                                  Chief Executive Officer of Bone
                                  Properties, a real estate and financial
                                  consulting and management firm.

Arthur L. Crowe, Jr. (71)         A director of the Company since 1994,
                                  Mr. Crowe is an attorney.  He is
                                  currently of counsel with the law firm
                                  of Cauthorn & Phillips, P.C. in
                                  Marietta, Georgia.  From 1989 to 1994,
                                  Mr. Crowe was a sole practitioner.

Joseph A. Cochran (65)            Mr. Cochran has been director of the
                                  Company and its affiliates, Piedmont
                                  Southern Co., Pacemaker Properties,
                                  Inc., Ramco Inns of Georgia, Inc., SAC
                                  Building, Piedmont Southern Insurance
                                  Agency and SAC Holdings, since 1966 and
                                  President of each of the foregoing since
                                  1990.  Mr. Cochran, an attorney, has
                                  been a member of the law firm of Cochran
                                  Camp & Snipes since 1966.

Ken F. Thigpen (55)               Mr. Thigpen has served as a director of
                                  the Company and Piedmont Southern Co.,
                                  Pacemaker Properties, Inc., Ramco Inns
                                  of Georgia, Inc., SAC Building, Piedmont
                                  Southern Insurance Agency and SAC
                                  Holdings, since 1994.  Mr. Thigpen has
                                  been President and Chief Executive
                                  Officer of Georgia State Bank since
                                  1990.  Mr. Thigpen has also served as a
                                  director of ELI since 1994.

Dr. Roy W. Sweat, D.C. (68)       Dr. Sweat has been a director of the
                                  Company and Piedmont Southern Co.,
                                  Pacemaker Properties, Inc., Ramco Inns
                                  of Georgia, Inc., SAC Building, Piedmont
                                  Southern Insurance Agency and SAC
                                  Holdings, since 1963 and Vice President

                               -26-

                                  of each of the foregoing since 1990.
                                  Dr. Sweat, a chiropractor, is president
                                  of Sweat Chiropractic Clinic, P.C.  Dr.
                                  Sweat is also a director of Capital City
                                  Bank & Trust.


     Executive Officers. Pursuant to the Merger Agreement, all of the Company's current executive officers have tendered their resignations, effective as of the Effective Time, and the Company and ELI have agreed to appoint Roy Barnes as Secretary/Treasurer, Ray Barnes as President and Chief Executive Officer and Annette Bone as Vice President of Operations of the Surviving Corporation. Officers are elected by the Company's Board annually for one-year terms or until their successors are elected and qualified. All executive officers are United States citizens.

               PROPOSAL TO RESTATE AND AMEND THE ARTICLES OF
                       INCORPORATION OF THE COMPANY
                                (ITEM 2)

General

     Under the Articles Amendment Proposal, the Articles will be restated and amended to (i) clarify that the duration of the Company is perpetual as permitted under Georgia law; (ii) limit the potential monetary liability of directors of the Company for breaches of duty of care and other duties as a director to the full extent permitted by Georgia law; and (iii) to permit the Articles, as amended, to be consolidated into a single document and to remove certain obsolete provisions that have no relevance under present Georgia law. The following brief summary of the proposed material changes in the Articles is not be complete and is qualified in all instances by reference to the proposed Restated and Amended Articles of Incorporation of the Company (the "Restated and Amended Articles"), a copy of which is attached to this Proxy Statement as Appendix B and is incorporated into the Proxy Statement by reference. The effective date of the Article Amendment will be the date on which the Restated and Amended Articles are filed with the Secretary of State of Georgia, which is anticipated to occur immediately prior to the Effective Time of the Merger.

Recommendation of the Board

     At a meeting held on January 19, 1996, the Company's Board concluded that adoption of the Restated and Amended Articles was in the best interests of the Company and its shareholders. For the reasons stated below, the Board unanimously recommends that all shareholders of the Company vote "FOR" the approval of the Articles Amendment Proposal.

Restatement of Articles

     Pursuant to the proposal, the Articles, as amended, will be consolidated and certain obsolete provisions that have no relevance under current Georgia law will be deleted. A provision in the Articles limiting the Company's duration will be removed to clarify that the Company has unlimited duration under the current Georgia Business
Corporation Code (the "Corporate Code"). In addition, provisions regarding initial directors of the Company will be removed as permitted under current Georgia law.

     Georgia law permits the Board to make a determination that a restatement of the Articles as described in the preceding paragraph is in the best interests of the Company and its shareholders and to effect such a change without shareholder approval. Therefore, even if the Articles Amendment Proposal is not approved by the shareholders of the Company, the Board may nonetheless cause the Articles to be restated to make the duration of the Company perpetual and to remove other obsolete provisions from the Articles.

Background and Reasons for the Articles Amendment Proposal

     The Board is required by Georgia law to seek shareholder approval of the proposed amendment to limit the directors' liability for monetary damages to the Company described below. Under the Corporate Code, directors are required to discharge their duties with the care of an ordinarily prudent person. Should the Board of Directors fail to exercise such care, the Board's actions could be enjoined or rescinded by court order or the directors themselves could be sued for damages. The proposed amendment would limit a director's liability to the Company to the full extent permitted by Georgia law but would not permit the Company to preclude the availability of equitable remedies, such as injunction or rescission, for breach of a duty of care or other duty as a director. In addition, the amendment may not eliminate or limit the liability of any director for any act or omission which has occurred prior to the date on which the Restated and Amended Articles become effective.

     The proposed amendment would eliminate certain of the potential liabilities of directors of the Company for monetary damages for breach of the directors' duty of care and other duties as directors. Section 14-2-202(b)(4) of the Corporate Code permits Georgia corporations to eliminate or limit directors' personal liability to the corporation or shareholders for monetary damages for breaches of a duty of care or other duty as a director, except that the corporation may not eliminate or limit the liability of a director for (i) any appropriation, in violation of such director's duties, of any business opportunity of the corporation; (ii) acts or omissions which involve intentional misconduct or a knowing violation of law; (iii) any action for which the director could be found liable pursuant to Section 14-2-832 of the Corporate Code, which is generally concerned with the improper declaration of dividends, purchase of the corporation's shares or distribution of its assets; or
(iv) any transaction from which the director derives an improper personal benefit. Thus, under Georgia law, a director's liability is based upon any one of the foregoing grounds, the director may still be found liable for monetary damages. A director's liability for violation of federal securities laws is unaffected by the Corporate Code.

     The provisions limiting or eliminating the potential monetary liability of directors apply only to the "duties of care" of directors, that is unintentional errors in deliberation or judgments made with the care an ordinary person in a like position would exercise under similar circumstances and not to any form of "bad faith" conduct.

     The Board believes that the amendment to limit a director's potential liability for monetary damages to the Company is necessary due to changes in recent years in the market for directors' liability insurance and to significant increases in the number of magnitude of lawsuits against directors. The Board believes that these changes may threaten the quality and stability of the governance of the Company because directors may be deterred from serving or from making entrepreneurial decisions because of the threat of personal liability.
In addition, the Board believes that the amendment may benefit the Company through lower liability insurance premiums. Although adoption of the proposed amendment will affect the potential liability of current directors who will remain members of the Board of the Surviving Corporation following adoption of the proposal, and such members are, therefore, interested in its adoption, the entire Board believes that the proposed amendment is important in order to help assure the ability of the Company to continue to recruit and retain competent directors.

Effect of the Article Amendment Proposal on Shareholders

     While the Board believes that the amendment is in the best interests of the shareholders as well as the Company, such an amendment will limit the remedies available to a shareholder dissatisfied with Board decisions protected by the amendment, including responses to any takeover proposals of the Company. A shareholder's only remedy under the Corporate Code in such circumstances may be to sue to stop the completion of the Board's action. In many situations, this remedy may not be effective. Shareholders, for example, may not be aware of a transaction or an event until it is too late to be prevented. In these cases, the shareholders and the Company could be injured by, and yet have no effective remedy under the Corporate Code for a Board decision which is negligent or even grossly negligent, to the extent that such negligence is not deemed to constitute bad faith or intentional misconduct. In addition, although the Board anticipates that the amendment may have the positive effects outlined above, no assurances can be given that such results will be achieved.

     The Board believes that the diligence exercised by directors of the Company stems primarily from their desire to act in the best interest of the Company and not from a fear of monetary damage awards. Consequently, the Board believes that the level of scrutiny and care exercised by directors will not be lessened by the adoption of the Restated and Amended Articles. The Board and its members have not been involved in any recent litigation which would have been affected by the proposed provision had it been in effect.

Appraisal Rights

     Under the Corporate Code, the Company's shareholders are not entitled to dissenter's rights of appraisal with respect to the Articles Amendment Proposal because the Company has greater than 2,000 shareholders.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Company Stock is required for approval of the Articles Amendment Proposal. The Board recommends a vote "FOR" the proposal, and the enclosed Proxy will be so voted unless the shareholder executing the Proxy specifically votes against the amendment or abstains from voting by marking the appropriately designated block on the Proxy.

                 PROPOSAL TO AMEND ARTICLE III, SECTION 1
                      OF THE BY-LAWS OF THE COMPANY
                                 (ITEM 3)

     Article III, Section 1 of the Company's By-Laws stipulates that the annual meeting of shareholders shall be held in March of each year at a time and place established by the Board of Directors. As discussed below, the Board has concluded that it is in the best interest of the Company to amend Article III, Section 1 of the By-Laws to provide that the annual meeting of the Company's shareholders shall be held in May of each year, beginning in 1996. The By-Laws of the Company may only be altered, amended or repealed or a new by-law adopted by a vote of the shareholders at any annual shareholders' meeting or a special shareholders' meeting when the proposed amendment has been set out in the notice of such a meeting. Accordingly, approval of the shareholders is sought to amend Article III, Section 1 of the By-Laws. Appendix C of this Proxy Statement sets forth the proposed revised by-law in its entirety.

     Because the Special Meeting of Shareholders of the Company will be held in _________ of 1996, the Board of Directors has concluded that it is desirable, more efficient and less costly that the Company's next Annual Meeting be held in May of 1996 rather than in March. The Company has not held an annual meeting since February 8, 1990. The Surviving Corporation, which will have greater resources than the Company, intends to resume holding an annual meeting of shareholders for the election of directors and any other matters that may come before such a meeting in 1996 and each year thereafter. Management believes that it is in the best interests of the Company and its shareholders to allow the new management of the Surviving Corporation several months following consummation of the Merger to operate the Company prior to holding the annual meeting to determine if matters may need to come before the Company's Shareholders at the 1996 annual meeting in addition to the election of directors and to prepare a proxy statement, annual report and other periodic reports or filings required of a public company.

     The affirmative vote of the holders of a majority of the issued and outstanding shares of Company Stock is required for approval of the By-Law Amendment Proposal. The Board recommends a vote "FOR" the proposal, and the enclosed Proxy will be so voted unless the shareholder executing the Proxy specifically votes against the amendment or abstains from voting by marking the appropriately designated block on the Proxy.

INFORMATION CONCERNING ACCOUNTANTS

     For the last fiscal year and interim period, Randall C. Brown & Associates, P.C. has served as the Company's principal independent public accountants, and Moore & Cubbedge has served as ELI's principal independent public accountants. Representatives of Randall C. Brown & Associates and Moore & Cubbedge are expected to be present at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. Neither the Company nor ELI has had any changes of or disagreements with its principal accountants during the periods for which financial statements are presented in this Proxy Statement.

EXPERTS

     The audited financial statements of the Company appearing in this Proxy Statement, have been audited by Randall C. Brown & Associates, P.C., independent auditors, as set forth in their report thereon included in the Proxy Statement. Such financial statements have been included in this Proxy Statement in reliance upon the authority of such firm as experts in accounting and auditing.

     The audited financial statements of ELI included in this Proxy Statement have been audited by Moore & Cubbedge, as set forth in their report thereon included in this Proxy Statement. Such financial statements have been included in this Proxy Statement in reliance upon the authority of such firm as experts in accounting and auditing.

DATE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

     If the By-Law Amendment Proposal is passed by the shareholders and the annual meeting of the Company's shareholders is held in May of 1997, proposals of shareholders intended to be presented at such annual meeting must be received by ______________ in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting. If the By-Law Amendment Proposal is not passed by the shareholders and the 1997 Annual Meeting is held on March of 1997, any shareholder proposal intended to be presented at such meeting must be received by _____ in order to be eligible for inclusion in the Company's Proxy Statement and Proxies for that meeting.

OTHER BUSINESS

     Management of the Company does not presently know of any matters which may be presented for action at the Special Meeting other than those set forth herein. However, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the Proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective Proxies on such matters in accordance with their best judgment.


     If you do not expect to be personally present at this meeting, please fill in, date and sign the enclosed Proxy Card and return it promptly in the enclosed return envelope which requires no additional postage if mailed in the United States.

     By Order of the Board of Directors



                                 Bonnie L. Byers
                                 Vice President and  Secretary-Treasurer
                                 ______________,1996

                      INDEX TO FINANCIAL STATEMENTS

Historical Financial Statements:                                     Page
                                                                     ----
Southern Acceptance Corporation
     Report of Independent Auditor . . . . . . . . . .
     Consolidated Balance Sheets For the Years Ended
       September 30, 1995 (Unaudited), 1994 and 1993 .
     Consolidated Statements of Operations and Retained
       Earnings For the Years Ended September 30, 1995
       (Unaudited), 1994, 1993 and 1992  . . . . . . .
     Consolidated Statements of Cash Flows For the
       Years Ended September 30, 1995 (Unaudited), 1994, 1993 and
         1992
     Consolidated Statements of Cash Flows For the Years Ended
       September 30, 1995 (Unaudited), 1994, 1993 and 1992
     Notes to Consolidated Financial Statements  . . .

Efficiency Lodges, Inc.
     Report of Independent Auditor . . . . . . . . . .
     Balance Sheets For the Years Ended
       December 31, 1994 and 1993  . . . . . . . . . .
     Statements of Income For the Years Ended
       December 31, 1994 and 1993  . . . . . . . . . .
     Statements of Stockholders Equity For the
       Years Ended December 31, 1994 and 1993  . . . .
     Statements of Cash Flows For the Years Ended
       December 31, 1994 and 1993  . . . . . . . . . .
     Notes to Financial Statements . . . . . . . . . .
     Supplemental Data:  Schedule of Operating Expenses
       For the Years Ended December 31, 1994 and 1993
     Balance Sheets For the Nine Months Ended September 30, 1995
       and 1994 (Unaudited)  . . . . . . . . . . . . .
     Statements of Income For the Nine Months Ended
       September 30, 1995 and 1994 (Unaudited) . . . .
     Statements of Stockholder's Equity For the
       Nine Months Ended September 30, 1995 and 1994 (Unaudited)
     Statements of Cash Flows For the Nine Months Ended
      September 30, 1995 and 1994 (Unaudited)  . . . .

Unaudited Pro Forma Financial Statements

     Pro Forma Balance Sheet - September 30, 1995 (Unaudited)
     Pro Forma Statements of Operations For the Year
       Ended September 30, 1995 (Unaudited)  . . . . .

                      REPORT OF INDEPENDENT AUDITORS


Board of Directors
Southern Acceptance Corporation
Marietta, Georgia 30067

     We have audited the accompanying consolidated balance sheets of Southern Acceptance Corporation and subsidiaries as of September 30, 1993 and 1994, and the related consolidated statements of operations and retained-earnings (deficit) and cash flows for each of the three years in the period ended September 30, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Southern Acceptance Corporation and subsidiaries at September 30, 1993 and 1994, and the consolidated results of their operations and their cash flows for each of the three years in the period ended September 30, 1994, in conformity with generally accepted accounting principles.


Randall C. Brown and Associates, P.C.

Atlanta, Georgia
November 10, 1994, except as to Notes H and I as to which the date is September 27, 1995.

                                      CONSOLIDATED BALANCE SHEETS
                           SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES


                                                                    September 30,
                                                         ------------------------------------
                                                           1993          1994          1995
                                                         --------     ---------     ---------
                                                                                    (Unaudited)
      ASSETS
CURRENT ASSETS
  Cash and cash equivalents                               $ 13,243      $ 11,681     $131,933
  Current maturities of notes receivable - Note C           35,503        71,641         -0-
  Property for resale                                      114,653       167,735         -0-
  Other current assets                                       8,202         3,303        4,152
                                                           -------       -------      -------
  TOTAL CURRENT ASSETS                                     171,601       254,360      136,085


PROPERTY, PLANT AND EQUIPMENT - Note A
  Land                                                      20,000        20,000       20,000
  Building and improvements                                168,882       169,542      174,387
  Furniture and equipment                                   11,010        13,845       13,845
                                                           -------       -------      -------
                                                           199,892       203,387      208,232
  Less allowance for depreciation                          122,215       134,043      148,083
                                                           -------       -------      -------
  TOTAL PROPERTY, PLANT AND EQUIPMENT                       77,677        69,344       60,149

INVESTMENTS AND OTHER ASSETS
  Notes and mortgages receivable, less current
     maturities and allowances for doubtful amounts -
     Note C                                                122,743         -0-           -0-
  Investment property                                      375,203       175,988      175,988
  Deferred charges                                           3,879         -0-           -0-
                                                           -------       -------      -------
  TOTAL INVESTMENTS AND OTHER ASSETS                       501,825       175,988      175,988
                                                           -------       -------      -------
                                                          $751,103      $499,692     $372,222
                                                           =======       =======      =======

See notes to consolidated financial statements.

                                      CONSOLIDATED BALANCE SHEETS
                           SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES



                                                                    September 30,
                                                       --------------------------------------
                                                           1993          1994          1995
                                                       -----------      -------     ---------
                                                                                   (Unaudited)

            LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Note payable to bank                                 $    88,000   $      -0-   $      -0-
  Trade accounts payable                                     5,562         4,727        2,836
  Accrued interest                                             254          -0-          -0-
  Current maturities of long-term
     debt - Note D                                           4,279         4,814        5,419
  Other current liabilities                                  1,450         1,250        2,875
                                                         ---------    ----------     --------
  TOTAL CURRENT LIABILITIES                                 99,545        10,791       11,130

LONG-TERM DEBT, less current
  maturities - note D                                       65,540        60,726       55,307

STOCKHOLDERS' EQUITY - Note F
  Common stock - par value $.10 per
     share - authorized 7,500,000 shares;
     issued and outstanding (including
     shares held in treasury:  116,053 in
     1993 and 1,034,352 in 1994 and 1995)
     6,273,257 shares                                      627,326       627,326      627,326
  Additional paid-in capital                             2,615,506     2,615,506    2,615,506
  Retained-earnings (deficit)                           (2,642,617)   (2,708,678)  (2,831,068)
                                                        ----------    ----------   ----------
                                                           600,215       534,154      411,764
  Less treasury stock, at cost                              14,197       105,979      105,979
                                                        ----------    ----------   ----------
  TOTAL STOCKHOLDERS' EQUITY                               586,018       428,175      305,785
                                                        ----------    ----------   ----------
                                                       $   751,103   $   499,692  $   372,222
                                                        ==========    ==========   ==========

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS AND RETAINED-EARNINGS (DEFICIT) SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES

                                                                             Year Ended September 30,
                                                 ---------------------------------------------------------------------------
                                                        1992                 1993                1994                 1995
                                                 --------------      ---------------       -----------            ----------
                                                                                                                  (Unaudited)

Income

   Interest                                      $    21,190          $    19,145         $    10,450            $     6,214
   Rents and commissions                              35,369               28,717              13,175                 23,473
   Other Income                                        2,134                2,576              61,447                  5,036
                                                  ----------           ----------          ----------             ----------
                                                      58,693               50,438              85,072                 34,723
Cost and expenses
   Interest                                           11,287                8,473               8,078                  8,578
   Commissions                                        20,820               16,813              22,510                 16,238
   Administrative &
     General Expenses                                 95,084               87,967             103,440                118,257
   Depreciation                                       13,282               12,432              11,828                 14,040
                                                  ----------           ----------          ----------             ----------
                                                     140,473              125,685             145,856                157,113
                                                  ----------           ----------          ----------             ----------

(LOSS) FROM CONTINUING
    OPERATIONS BEFORE
    PROVISION FOR INCOME TAXES                       (81,780)             (75,247)            (60,784)              (122,390)

Provision for income taxes
    Notes A and E                                        -0-                  -0-                 -0-                    -0-
                                                  ----------           ----------          ----------             ----------

(LOSS) FROM CONTINUING
    OPERATIONS                                       (81,780)             (75,247)            (60,784)              (122,390)
(LOSS) FROM DISCONTINUED
    OPERATIONS - NOTE G                                  -0-                  -0-              (5,277)                   -0-
                                                  ----------           ----------          ----------             ----------

NET (LOSS)                                           (81,780)             (75,247)            (66,061)              (122,390)

Retained-earnings (deficit)
    at beginning of year                          (2,485,590)          (2,567,370)         (2,642,617)            (2,708,678)
                                                  ----------           ----------          ----------             ----------

RETAINED-EARNINGS
    (DEFICIT) AT END OF YEAR                      (2,567,370)          (2,642,617)         (2,708,678)            (2,831,068)
                                                  ==========           ==========          ==========             ==========

Net (loss) per common
    share - Note A                               $     (0.01)         $     (0.01)        $     (0.01)           $     (0.02)
                                                  ==========           ==========          ==========             ==========

Average number of common shares
    outstanding during the year                    6,157,204            6,157,204           5,591,129              5,238,905
                                                   =========          ===========          ==========              =========

See notes to consolidated financial statements.

CONSOLIDATED STATEMENTS OF CASH FLOWS
SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES                                    Year Ended September 30,
                                                                  ----------------------------------------------------------

                                                                    1992          1993           1994            1995
                                                                    ----          ----           ----            ----
                                                                                                              (Unaudited)
Operating activities
  Net (loss)                                                    $ (81,780)      $(75,247)      $(66,061)     $(122,390)
  Adjustments to reconcile net (loss) to net cash
      provided by (used in) operating activities:
         Depreciation                                              13,282         12,432          11,828        14,040
         Bad debt expense                                            -0-            -0-            6,609          -0-
      Property for resale:
         Additions to                                                -0-         (91,542)       (59,691)        (6,090)
         Proceeds from sale of                                      1,000         24,975            -0-        178,861
         Gain on sale of                                           (1,889)        (1,865)           -0-         (5,036)
      Gain on sale of investment property                            -0-            -0-         (35,354)          -0-
      Change in assets and liabilities:
         Decrease in notes receivable                              14,122         68,703          86,605        71,641
         Decrease (increase) in other
            current assets & liabilities - net                      4,544         (5,262)          3,610        (1,115)
                                                                 ---------       --------       --------       --------
              Total Adjustments                                    31,059          7,441          13,607       252,301
                                                                 ---------       --------       --------       --------
  Net cash provided by (used in)
    operating activities                                          (50,721)       (67,806)       (52,454)       129,911

Investing activities
  Capital expenditures                                             (2,653)          -0-          (3,495)        (4,845)
  Proceeds from sale of investment property                          -0-            -0-         234,569           -0-
  Deductions from (additions to) deferred charges                    -0-          (3,879)         3,879           -0-
                                                                 ---------       --------       --------       --------
  Net cash provided by (used in)
    investing activities                                           (2,653)        (3,879)       234,953         (4,845)

Financing activities
  Short-term borrowing                                              5,000         93,000           5,000          -0-
  Payments on notes payable and long term debt                    (53,388)        (8,807)       (97,279)        (4,814)
  Purchase of treasury stock                                         -0-            -0-         (91,782)          -0-
                                                                 ---------       --------       --------       --------
  Net cash provided by (used in)
    financing activities                                          (48,388)        84,193        (184,061)       (4,814)
                                                                 ---------       --------       --------       --------
  Net increase (decrease) in cash
    and cash equivalents                                         (101,762)        12,508          (1,562)      120,252
  Cash and cash equivalents at beginning of period                102,497            735          13,243        11,681
                                                                 ---------       --------       --------       -------
  Cash and cash equivalents at end of period                    $     735       $ 13,243       $  11,681      $131,933
                                                                 =========       ========       ========       =======

Supplemental Disclosure of Cash Flow Information
  Cash paid during the period for:
            Interest                                            $   11,250      $  10,572      $   11,617     $    8,578
            Income taxes                                              -0-            -0-             -0-            -0-

      See notes to consolidated financial statements.

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

             SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES


NOTE A - Summary of Significant Accounting Policies

Principles of Consolidation - The consolidated financial statements include the accounts of the Company and all of its subsidiaries. No minority interest is reflected as the subsidiary with minority ownership, Nu-Moo Lite Industries, Inc. (56.67% owned), had a negative net worth. All significant intercompany accounts and transactions have been eliminated in consolidation.

Cash Equivalents - The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

Income Taxes - Income taxes reported for financial reporting purposes are substantially the same as amounts payable under applicable federal income tax rules and regulations. The investment tax credit is recognized as a reduction of the income tax provision in the year in which credits become available for tax purposes. The Company has sizeable net operating loss carryforwards, which are included in the same type of income of the current year that absorbs that particular operating loss carryforward. (See Note E.)

Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation is determined principally by the straight-line method over the estimated useful life of each asset as follows:

     Buildings                     15 years
     Furniture and equipment        5 - 10 years

Expenditures for maintenance, repairs and improvements which do not materially prolong the life of the related asset are charged to expense. The cost of assets retired or sold and the related accumulated depreciation are removed from the accounts upon such disposition and any gain or loss is included in income.

Net Income Per Common Share - Net income per common share is based upon the number of shares of Common Stock outstanding during each year, not including the shares held in treasury by the Company. There were no common stock equivalents or dilutive instruments outstanding.


NOTE B - Basis of Presentation

The unaudited consolidated balance sheet as of September 30, 1995, and the unaudited consolidated statements of operations and retained-earnings (deficit) and cash flows for the nine months ended September 30, 1994 and 1995 are presented for comparative purposes only and reflect, in the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation.

             SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES


NOTE C - Notes and Mortgages Receivable
     Notes receivable are summarized as follows:

                                                  September 30,
                                      -----------------------------------
                                         1993        1994        1995
                                      --------    ---------   ----------
                                                              (Unaudited)
Mortgage notes receivable             $ 160,246   $   73,641  $      -0-
Less allowance for doubtful amounts       2,000        2,000         -0-
                                        158,246       71,641         -0-
Less current maturities                  35,503       71,641         -0-
                                      $ 122,743   $      -0-  $      -0-


The mortgage notes receivable, which bear interest at rates ranging from 9% to 12%, consist of first mortgages on residential real estate and are secured by the properties. None of these notes arose from retail land sales activity.


NOTE D - Long-term Debt

     Long-term debt is summarized as follows:

                                                  September 30,
                                      ----------------------------------
                                         1993        1994        1995
                                      --------    ---------  -----------

                                                             (Unaudited)
Mortgage notes payable:
     10%   note maturing in 1997      $  49,452   $   46,572  $   43,391
     15.5% note maturing in 2001         20,367       18,968      17,335
                                         69,819       65,540      60,726
Less current maturities                   4,279        4,814       5,419
                                      $  65,540   $   60,726  $   55,307

Minimum aggregate payments on long-term debt for the five fiscal years subsequent to September 30, 1995 are approximately as follows:

               1996                   $ 5,419
               1997                     6,104
               1998                     6,880
               1999                     7,760
               2000                     8,760
               Thereafter              25,803
                                      $60,726

             SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES


NOTE E - Income Taxes

The Company has available certain net operating loss carryovers and investment tax credit carryforwards, both of which are generally carried forward for fifteen years from the year incurred. The approximate remaining carryforwards at September 30, 1995 are summarized as follows:

     Date of             Net Operating            Investment
     Expiration               Loss                Tax Credit
     ----------          ------------             ----------
     September 30,
            1996         $ 107,671                   $   166
            1997           106,028                       -0-
            1999            76,652                       381
            2003           276,723                       -0-
            2004            68,760                       -0-
            2005            39,863                       -0-
            2006            52,383                       -0-
            2007            78,820                       -0-
            2008            72,822                       -0-
            2009            56,693                       -0-
                         $ 936,415                   $   547

Nu-Moo Lite Industries, Inc., a 56.67% owned subsidiary, does not meet the 80% ownership requirement for filing a consolidated income tax return with Southern Acceptance Corporation. Thus this subsidiary may also generate net operating loss carryforwards which may be utilized to the extent of the income taxes on its future earnings.


NOTE F - Changes in Capital

The only change in Common Stock, additional paid-in capital, or treasury stock during the three years ended September 30, 1995 was the purchase of 918,299 shares of the Company's common stock for the treasury during the year ended September 30, 1994.


NOTE G - Discontinued Operations

During fiscal 1993 and into 1994 the company incurred some prepaid expenses and deferred charges in connection with a planned venture to process insurance claims electronically for providers of medical care. This venture was abandoned in fiscal 1994.
          NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

             SOUTHERN ACCEPTANCE CORPORATION AND SUBSIDIARIES


NOTE H - Proposed Merger

On May 30, 1995 the Company signed a letter of intent to effect a merger with Efficiency Lodge, Inc. pursuant to which an unspecified number of shares of the Company's common stock would be issued in exchange for the net assets of Efficiency Lodge, Inc., at which time each share of the latter's common stock issued and outstanding prior to the Effective Time would be canceled and extinguished.


NOTE I - Change in Fiscal Year

On September 12, 1995, the Company's Board of Directors voted to change the Company's fiscal year from September 30 to December 31 in anticipation of the proposed merger discussed in Note H, and a Form 8-K to report this event was filed with the Securities and Exchange
Commission.

                            EFFICIENCY LODGE, INC.
                              (AN S CORPORATION)

                             FINANCIAL STATEMENTS

                               DECEMBER 31, 1994

                            EFFICIENCY LODGE, INC.
                             FINANCIAL STATEMENTS
                               TABLE OF CONTENTS
                               DECEMBER 31, 1994

================================================================
                                                           Page(s)

Independent Auditor's Report  . . . . . . . . . . . . . . .    1

Financial Statements:

  Balance Sheet   . . . . . . . . . . . . . . . . . . . . .   2 - 3

  Statement of Income   . . . . . . . . . . . . . . . . . . .   4

  Statement of Stockholder's Equity   . . . . . . . . . . . .   5

  Statement of Cash Flows   . . . . . . . . . . . . . . . . .   6

  Notes to Financial Statements   . . . . . . . . . . . . . . 7 - 11

Supplementary Data:

  Schedule of Operating Expenses  . . . . . . . . . . . . . . .12

                         INDEPENDENT AUDITOR'S REPORT

To the Shareholders of
Efficiency Lodge, Inc.
Mableton, Georgia

      We have audited the accompanying balance sheet of Efficiency Lodge, Inc. (an S Corporation) as of December 31, 1994, and the related statement of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Efficiency Lodge, Inc. as of December 31, 1994, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

      Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                       /s/ Moore & Cubbedge
                                       Moore & Cubbedge

August 29, 1995

                                          FINANCIAL STATEMENTS

                                        EFFICIENCY LODGE, INC.
                                             BALANCE SHEET
                                           DECEMBER 31, 1994
===============================================================================

                                                ASSETS
                                                ------

Current assets:
  Cash                                                                       $     6,933
  Employee advances                                                                  831
  Due from related parties (Note 4)                                               55,935
  Notes receivable - employees (Note 3)                                           12,254
  Inventory                                                                        4,694
                                                                             -----------
    Total current assets                                                          80,647
                                                                             -----------
Property and equipment, net of
 accumulated depreciation (Note 5)                                             7,137,620
                                                                             -----------

Other assets:
  Note receivable - related party (Note 2)                                       470,000
  Notes receivable - employees (Note 3)                                            2,608
  Deposits                                                                         7,364
  Loan fees (net of accumulated amortization) (Note 6)                           266,755
  Interest Receivable (Note 2)                                                    44,800
  Other assets (Note 7)                                                           19,350
                                                                            ------------
    Total other assets                                                           810,877
                                                                            ------------
    Total assets                                                             $ 8,029,144
                                                                            ============

See accompanying notes to financial statements.

                                        EFFICIENCY LODGE, INC.
                                       BALANCE SHEET (CONTINUED)
                                           DECEMBER 31, 1994
==============================================================================

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
                                 ------------------------------------


Current liabilities:
  Sales tax payable                                                           $      892
  Bank overdraft                                                                  36,449
  Customer deposits                                                               11,399
  Current maturity of long-term debt (Note 8)                                    342,392
                                                                              ----------
    Total current liabilities                                                    391,132
                                                                              ----------
Long-term debt (Note 8)                                                        7,939,066
                                                                              ----------
Due to related party (Note 10)                                                   130,010
                                                                              ----------
    Total liabilities                                                          8,460,208
                                                                              ----------
Stockholders' equity:
  Common stock - $1 par value, 100,000
   shares authorized; 900 shares issued
   and outstanding                                                                   900
  Retained earnings (deficit)                                                   (431,964)
                                                                              -----------
    Total stockholders' equity (deficit)                                        (431,064)
                                                                              -----------
    Total liabilities and stockholders'
     equity                                                                   $8,029,144
                                                                              ==========

See accompanying notes to financial statements.

                                        EFFICIENCY LODGE, INC.
                                          STATEMENT OF INCOME
                                 FOR THE YEAR ENDED DECEMBER 31, 1994
==========================================================================

Revenue                                                                       $2,641,091

Operating expenses                                                             1,554,811
                                                                              ----------
Income from operations                                                         1,086,280
                                                                              ----------
Other income (expense):
  Interest income                                                                 25,915
  Interest expense                                                              (781,351)
  Other income                                                                     1,474
                                                                              ----------
    Total other income (expense)                                                (753,962)
                                                                              ----------
Net income                                                                    $  332,318
                                                                              ==========

See accompanying notes to financial statements.

                                        EFFICIENCY LODGE, INC.
                                   STATEMENT OF STOCKHOLDER'S EQUITY
                                 FOR THE YEAR ENDED DECEMBER 31, 1994
===============================================================================


                                                                  Retained
                                                       Common     Earnings
                                                       Stock      (Deficit)      Total
                                                      ------      ---------    ----------

Balance at December 31, 1993                          $  900      $(543,282)   $(542,382)

Payment made to former share-
 holder for retired
 treasury stock                                          --         (21,000)     (21,000)

Distribution to shareholders                             --        (200,000)    (200,000)

Net income for year ended
 December 31, 1994                                       --         332,318      332,318
                                                      ------      ---------    ----------
Balance at December 31, 1994                          $  900      $(431,964)   $(431,064)
                                                      ======      =========    ==========




See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                               STATEMENT OF CASH FLOWS
                         FOR THE YEAR ENDED DECEMBER 31, 1994
=========================================================================

CASH FLOWS FROM OPERATING ACTIVITIES:

  Net income                                                     $ 332,318
                                                                 ---------
  Adjustments to reconcile net income to
   net cash provided by operating activities:

    Depreciation and amortization                                  288,868
    Increase in interest receivable                                (25,450)
    Increase in due from related parties                           (55,935)
    Decrease in inventories                                          3,306
    Increase in other assets                                        (5,427)
                                                                  ---------
    Total adjustments                                              205,362
                                                                  ---------
    Net cash provided by operating activities (Note 13)            537,680
                                                                  ---------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                              (2,375)
    Loans made to employees                                        (19,928)
    Repayments of employee loans                                     5,816
                                                                  ---------

    Net cash used by investing activities                          (16,487)
                                                                  ---------
CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
    Payments made on notes                                        (377,857)
    Distributions made to shareholders                            (200,000)
    Payments made on previously retired treasury stock             (21,000)
                                                                  ---------
    Net cash used by financing activities                         (598,857)
                                                                  ---------
    Net decrease in cash                                           (77,664)
    Cash at beginning of year                                       48,148
                                                                 ----------
    Cash (overdraft) at end of year                              $ (29,516)
                                                                 ==========
SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
    Cash paid during the year for interest                       $ 781,351
                                                                 =========




See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1994
==============================================================================


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Business Activity
     ----------------------------------

     The Company was incorporated on May 31, 1988, under the laws of the State of Georgia. The Company owns and operates five lodges which offer both temporary and long-term accommodations to residents.

     Basis of Accounting
     -------------------

     Assets and liabilities are recorded and revenues and expenses are recognized on the accrual basis of accounting.

     Cash
     ----

     For purposes of the cash flow statement, cash includes demand deposit accounts at local financial institutions.

     Inventory
     ---------

     Inventory consists of various convenience items available for sale to residents and is stated at cost.

     Employee Advances
     -----------------

     Employee advances represent short-term advances to lodge employees and are being repaid as required.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Maintenance and repairs are expensed when incurred. Additions and improvements are capitalized. Depreciation is computed using the straight-line method for book purposes and accelerated methods for tax purposes.

     Loan Fees
     ---------

     Loan fees and other associated closing costs are recorded at cost. Amortization is calculated using a straight-line method over the term of the related loan.

                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1994
==============================================================================

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes
     ------------

     The Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, effective for the tax year ended December 31, 1992. Under those provisions, the Company does not pay federal and state income taxes. Instead, the stockholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal and state taxes has been included in the financial statements.


2.   NOTE RECEIVABLE - RELATED PARTY

     Note receivable at year end consisted of the following:

               Note receivable, dated
               February 14, 1993, due
               from a related party                         $470,000
                                                            ========

     The note is due from a business which is 100% owned by the Company's shareholders.

     The above note has an interest rate of 7% and matures on February 14, 1998. Accrued interest as of December 31, 1994 totaled $44,800.

3.   NOTES RECEIVABLE - EMPLOYEES

     Notes receivable at year end consisted of the following:


               Notes receivable, dated
               various dates, due from
               employees                                    $ 14,862

               Less: current portion                         (12,254)
                                                            --------
               Notes receivable - noncurrent                $  2,608
                                                            ========

                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1994
===============================================================================

4.   DUE FROM RELATED PARTIES

     Due from related parties at year end consisted of the following:

          Amount due from business which
           is 100% owned by the company's
           shareholders                                     $   5,000

               Amount due from individual related
                to lease of West Georgia Lodge                 17,000

          Amount due from shareholders                         33,935
                                                            ---------
               Total due from related parties               $  55,935
                                                            =========

5.   PROPERTY AND EQUIPMENT

     At December 31, the Company's property and equipment consisted of the following:

     Land                                                   $1,241,949
     Buildings                                               6,435,853
     Furniture and equipment                                   836,307
     Capitalized interest                                      365,516
                                                             ---------
                                                             8,879,625

       Less: accumulated depreciation                        1,742,005
                                                            ----------
       Net property and equipment                           $7,137,620
                                                            ==========

     Depreciation expense                                   $  270,090
                                                            ==========

6.   LOAN FEES

     At December 31, loan fees and other related closing costs were as follows:

     Loan fees                                              $  405,522

       Less: accumulated amortization                          138,767
                                                            ----------

       Net loan fees                                        $  266,755
                                                            ==========

     Amortization expense                                   $   18,778
                                                            ==========

                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1994
==============================================================================

7.   OTHER ASSETS

     Other assets relate to preliminary costs associated with the construction of three lodges located in Columbus, Georgia, Columbia, South Carolina, and Atlanta, Georgia.

8.   LONG-TERM DEBT

     Notes payable due to various financial
     institutions related to construction of
     lodges                                                 $8,281,458

       Less: current maturities                                342,392
                                                            ----------
       Long-term debt                                       $7,939,066
                                                            ==========

     The above notes have interest rates from 8 to 9.5% and various maturity dates.

     Future maturities of long-term debt are as follows:

               Years ending December 31,                       Amount
               ------------------------                       --------
                       1995                                    480,495
                       1996                                    566,847
                       1997                                  1,568,572
                       1998                                    279,908
                       Thereafter                            5,385,636
                                                             ---------
                                                             8,281,458
     Less: current maturities                                  342,392
                                                            ----------
     Total long-term debt                                   $7,939,066
                                                            ==========

9.   COMMITMENTS

     Leases
     ------

     During the year ended December 31, 1994, the Company entered into an agreement to lease employees for the lodges.

     This lease agreement extends only for a year and is therefore classified as an operating lease.

     Employee lease expense was $379,048 for the year ended December 31, 1994.

                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1994
==============================================================================


10.  RELATED PARTY TRANSACTIONS

     Management fees of $71,582 were paid in 1994 to a stockholder who owns fifty percent of the outstanding stock of the company.

     As of December 31,1994, $130,010 was owed to a stockholder who owns fifty percent of the outstanding stock of the Company.

11.  SUBSEQUENT EVENT

     On May 16, 1995, the Company purchased the Bartow Lodge, located in Cartersville, Georgia for $2,382,903. The operation of this lodge will be substantially similar to that of the other lodges.

12.  TREASURY STOCK

     During the year ended DECEMBER 31, 1994, $21,000 was paid to a former stockholder for treasury stock which was retired in the previous year.

13.  CASH FLOW FROM OPERATIONS

     During the year ended DECEMBER 31, 1994, the Company generated a positive cash flow from operating activities of $537,680. Cash flow from operating activities is computed by adjusting the company's net income for the year for certain noncash operating transactions which do not affect cash flow for the year.

     In addition to the cash flow from operating activities, the Company utilizes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for the purpose of analyzing operating performance, leverage and liquidity. The EBITDA, sometimes referred to as Flow From Operations, of the Company for 1994 was $1,376,622. Such data is not a measure of financial performance under generally accepted accounting principles and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

                              SUPPLEMENTARY INFORMATION

                                EFFICIENCY LODGE, INC.
                            SCHEDULE OF OPERATING EXPENSES
                            FOR THE YEAR DECEMBER 31, 1994
==============================================================================

Accounting                                                 $   22,359
Advertising                                                       948
Amortization                                                   18,778
Auto expense                                                    3,990
Bank charges                                                    2,800
Bonuses                                                        24,750
Cable television                                               34,112
Cleaning supplies                                               1,304
Computer maintenance expense                                    9,934
Depreciation                                                  270,090
Dues and subscriptions                                            236
Employee lease expense                                        379,048
Garbage collection                                              8,999
Insurance                                                      40,229
Legal and professional                                          2,908
Linen expense                                                      39
Maintenance supplies                                           90,371
Management fees                                                71,582
Medical expense                                                    97
Miscellaneous                                                   1,238
Office supplies                                                 4,082
Pest control                                                      435
Phone system lease                                             27,383
Postage                                                           500
Repairs and maintenance                                        19,246
Salaries                                                          143
Subcontractor expense                                          24,537
Taxes and licenses                                            156,344
Telephone                                                      80,506
Utilities                                                     257,823
                                                           ----------

  Total operating expenses                                 $1,554,811
                                                           ==========






See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                                  (AN S CORPORATION)

                                 FINANCIAL STATEMENTS

                                  DECEMBER 31, 1993

                                EFFICIENCY LODGE, INC.
                                 FINANCIAL STATEMENTS
                                  TABLE OF CONTENTS
                                  DECEMBER 31, 1993
==============================================================================



                                                                  Page(s)
                                                                   ------
Independent Auditor's Report  . . . . . . . . . . . . . . . .        1

Financial Statements:

  Balance Sheet   . . . . . . . . . . . . . . . . . . . . . .      2 - 3

  Statement of Income   . . . . . . . . . . . . . . . . . . .        4

  Statement of Stockholder's Equity   . . . . . . . . . . . .        5

  Statement of Cash Flows   . . . . . . . . . . . . . . . . .        6

  Notes to Financial Statements   . . . . . . . . . . . . . .      7 - 11

Supplementary Data:

  Schedule of Operating Expenses  . . . . . . . . . . . . . .        12

                   INDEPENDENT AUDITOR'S REPORT

To the Shareholders of
Efficiency Lodge, Inc.
Mableton, Georgia

     We have audited the accompanying balance sheet of Efficiency Lodge, Inc. (an S Corporation) as of December 31, 1993, and the related statement of income, stockholder's equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Efficiency Lodge, Inc. as of December 31, 1993, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

     Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                  /s/ Moore & Cubbedge
                                  Moore & Cubbedge

June 19, 1995

                            FINANCIAL STATEMENTS

                                EFFICIENCY LODGE, INC.
                                    BALANCE SHEET
                                  DECEMBER 31, 1993
============================================================================

                                        ASSETS
                                        ------

Current assets:
  Cash                                                          $    48,148
  Employee advances                                                   1,581
  Interest received                                                  19,350
  Inventory                                                           8,000
                                                                -----------
    Total current assets                                             77,079
                                                                -----------
Property and equipment, net of
 accumulated depreciation (Note 4)                                7,405,335
                                                                -----------

Other assets:
  Note receivable (Note 2)                                          470,000
  Deposits                                                            7,364
  Loan fees (net of accumulated amortization)
   (Note 5)                                                         285,533
 Other assets (Note 3)                                               13,923
                                                                -----------
    Total other assets                                              776,820
                                                                -----------
    Total assets                                                $ 8,259,234
                                                                ===========




See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                              BALANCE SHEET (CONTINUED)
                                  DECEMBER 31, 1993
=============================================================================



                         LIABILITIES AND STOCKHOLDERS' EQUITY
                         ------------------------------------


Current liabilities:
  Sales tax payable                                              $      892
  Customer deposits                                                  11,399
  Current maturity of long-term debt (Note 6)                       354,409
                                                                 ----------
    Total current liabilities                                       366,700
                                                                 ----------
Long-term debt (Note 6)                                           8,287,406
                                                                 ----------
Due to related party                                                147,510
                                                                 ----------
    Total liabilities                                             8,801,616
                                                                 ----------
Stockholders' equity:
  Common stock - $1 par value, 100,000
   shares authorized; 900 shares issued
   and outstanding                                                      900
  Retained earnings (deficit)                                      (543,282)
                                                                 ----------

    Total stockholders' equity (deficit)                           (542,382)
                                                                 ----------
    Total liabilities and stockholders'
     equity                                                      $8,259,234
                                                                 ==========



See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                                 STATEMENT OF INCOME
                         FOR THE YEAR ENDED DECEMBER 31, 1993
===========================================================================

Revenue                                                          $2,304,252

Operating expenses                                                1,633,534
                                                                 ----------

Income from operations                                              670,718
                                                                 ----------
Other income (expense):
  Interest income                                                    28,511
  Interest expense                                                 (699,461)
  Other income                                                       (4,758)
                                                                 -----------
    Total other income (expense)                                   (675,708)
                                                                 -----------

Net loss before extraordinary item                               $   (4,990)

Extraordinary item - gain on early
 extinguishment of debt (Note 11)                                   420,799
                                                                 -----------
Net income                                                       $  415,809
                                                                 ===========



See accompanying notes to financial statements.

                                EFFICIENCY LODGE, INC.
                          STATEMENT OF STOCKHOLDER'S EQUITY
                         FOR THE YEAR ENDED DECEMBER 31, 1993
=============================================================================

                                                        Retained
                                              Common    Earnings
                                              Stock     (Deficit)     Total
                                             ------    ----------   ---------

Balance at December 31, 1992                 $1,500    $(900,191)   $(898,691)

Retirement of treasury stock
 (Note 12)                                     (600)     (58,900)     (59,500)

Net income for year ended
 December 31, 1993                              --       415,809      415,809
                                             -------   ----------   ----------
Balance at December 31, 1993                 $   900   $(543,282)   $(542,382)
                                             =======   =========    ==========

See accompanying notes to financial statements.

                              EFFICIENCY LODGE, INC.
                               STATEMENT OF CASH FLOWS
                         FOR THE YEAR ENDED DECEMBER 31, 1993
============================================================================

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                     $ 415,809
                                                                 ---------
  Adjustments to reconcile net income to
   net cash provided by operating activities:

    Depreciation and amortization                                  326,767
    Gain on early extinguishment of debt                          (420,799)
    Increase in employee advances                                     (775)
    Increase in interest receivable                                (19,350)
    Decrease in inventories                                          5,451
    Decrease in other receivables                                    1,147
    Increase in other assets                                        (7,858)
    Decrease in payroll withholding                                 (3,845)
    Increase in sales tax payable                                      892
                                                                 ----------
    Total adjustments                                             (118,370)
                                                                 ----------

    Net cash provided by operating activities (Note 10)            297,439
                                                                 ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchase of property and equipment                              (2,475)
                                                                 ----------

    Net cash used by investing activities                           (2,475)
                                                                 ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Proceeds from notes                                            633,181
    Payments made on notes                                        (421,250)
    Increase in related party receivable                          (470,000)
    Purchase of treasury stock                                     (27,500)
                                                                 ----------
    Net cash used by financing activities                         (285,569)
                                                                 ----------
    Net increase in cash                                             9,395

    Cash at beginning of year                                       38,753
                                                                 ---------
    Cash at end of year                                          $  48,148
                                                                 =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW:
    Cash paid during the year for interest                       $ 699,461
                                                                 =========
SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
    Treasury stock of $32,000 was purchased during the year through a reduction in a note receivable due from a former stockholder.

See accompanying notes to financial statements.

                      EFFICIENCY LODGE, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1993
==================================================================

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization and Business Activity
     -----------------------------------

     The Company was incorporated on May 31, 1988, under the laws of the State of Georgia. The Company owns and operates five lodges which offer both temporary and long-term accommodations to residents.

     Basis of Accounting
     -------------------

     Assets and liabilities are recorded and revenues and expenses are recognized on the accrual basis of accounting.

     Cash
     ----

     For purposes of the cash flow statement, cash includes demand deposit accounts at local financial institutions.

     Inventory
     ---------

     Inventory consists of various convenience items available for sale to residents and is stated at cost.

     Employee Advances
     -----------------

     Employee advances represent short-term advances to lodge employees and are being repaid as required.

     Property and Equipment
     ----------------------

     Property and equipment are recorded at cost. Maintenance and repairs are expensed when incurred. Additions and improvements are capitalized. Depreciation is computed using the straight-line method for book purposes and accelerated methods for tax purposes.

     Loan Fees
     ---------
     Loan fees and other associated closing costs are recorded at cost. Amortization is calculated using a straight-line method over the term of the related loan.

                      EFFICIENCY LODGE, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1993
==================================================================


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Income Taxes
     ------------

     The Company elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code, effective for the tax year ended December 31, 1992. Under those provisions, the Company does not pay federal and state income taxes. Instead, the stockholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal and state taxes has been included in the financial statements.

2.   NOTE RECEIVABLE - NONCURRENT

     Note receivable at year end consisted of the following:

               Note receivable, dated
               February 23, 1993, due
               from a related party                   $470,000
                                                      ========

     The note is due from a business which is 100% owned by the Company's shareholders.

     The above note has an interest rate of 7% and matures on February 27, 1998. Accrued interest as of December 31, 1993 totaled $19,350.

3.   OTHER ASSETS

     Other assets relate to preliminary costs associated with the construction of two lodges located in Columbus, Georgia and Columbia, South Carolina.




                                EFFICIENCY LODGE, INC.
                            NOTES TO FINANCIAL STATEMENTS
                                  DECEMBER 31, 1993
========================================================================

4.   PROPERTY AND EQUIPMENT

     At December 31, the Company's property and equipment consisted of the following:

     Land                                                   $1,241,949
     Buildings                                               6,856,653
     Equipment                                                  75,985
     Furniture and fixtures                                    337,147
     Capitalized interest                                      365,516
                                                            ----------
                                                             8,877,250

       Less: accumulated depreciation                        1,471,915
                                                            ----------

       Net property and equipment                           $7,405,335
                                                            ==========

     Depreciation expense                                   $  303,271
                                                            ==========

5.   LOAN FEES

     At December 31, loan fees and other related closing costs were as follows:

     Loan fees                                              $  405,522

       Less: accumulated amortization                          119,989
                                                            ----------
       Net loan fees                                        $  285,533
                                                            ==========

     Amortization expense                                   $   23,496
                                                            ==========

6.   LONG-TERM DEBT

     Notes payable due to various financial
     institutions related to construction of
     lodges                                                 $8,641,815

       Less: current maturities                                354,409
                                                            ----------
       Long-term debt                                       $8,287,406
                                                            ==========


The above notes have interest rates ranging from 8 to 9.5% and various maturity dates.

                           EFFICIENCY LODGE, INC.
                  NOTES TO FINANCIAL STATEMENTS
                        DECEMBER 31, 1993
=================================================================

LONG-TERM DEBT (CONTINUED)

Future maturities of long-term debt are as follows:

           Years ending December 31,                     Amount
           -------------------------                     ------

                     1994                            $  354,409
                     1995                               480,495
                     1996                               566,847
                     1997                             1,568,572
                     1998                               279,908
                     Thereafter                       5,391,584
                                                     ----------
                                                      8,641,815
Less:  current maturities                               354,409
                                                     ----------
Total long-term debt                                 $8,287,406
                                                     ==========

7.   COMMITMENTS

     Leases
     ------

     During the year ended December 31, 1993, the Company entered into an agreement to lease employees for the lodges.

     This lease agreement extends only for a year and is therefore classified as an operating lease.

     Employee lease expense was $170,882 for the year ended
     December 31, 1993.

8.   RELATED PARTY TRANSACTIONS

     Management fees of $123,952 were paid in 1993 to a stockholder who owns fifty percent of the outstanding stock of the company.

9.   SUBSEQUENT EVENT

     On May 16, 1995, the Company purchased the Bartow Lodge, located in Cartersville, Georgia for $2,382,903. The operation of this lodge will be substantially similar to that of the other lodges.

10.  CASH FLOW FROM OPERATIONS

     During the year ended December 31, 1993, the Company generated a positive cash flow from operating activities of $297,439. Cash flow from operating activities is computed by adjusting the company's net income for the year for certain noncash operating transactions which do not affect cash flow for the year.

     In addition to the cash flow from operating activities, the Company utilizes EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) for the purpose of analyzing operating performance, leverage and liquidity. The EBITDA, sometimes referred to as Flow From Operations, of the Company for 1993 was $992,727. Such data is not a measure of financial performance under generally accepted accounting principles and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flow as a measure of liquidity.

11.  EXTRAORDINARY ITEM

     During the year ended December 31, 1993, the Company paid off outstanding mortgage debt of $2,147,908 with new financing of $1,727,109 obtained from a local financial institution. This resulted in a gain of $420,799, which is presented as an extraordinary item on the Company s statement of income for the year ended December 31, 1993.

12.  TREASURY STOCK

     During the year ended December 31, 1993, the Company purchased and permanently retired 600 shares of its stock from a former shareholder for $59,500.

                         EFFICIENCY LODGE, INC.
                  SCHEDULE OF OPERATING EXPENSES
                  FOR THE YEAR DECEMBER 31, 1993
======================================================================

Accounting                                                 $   21,160
Advertising                                                     4,508
Amortization                                                   23,496
Auto expense                                                    4,103
Bank charges                                                    2,149
Bonuses                                                         5,177
Cable television                                               40,580
Cleaning supplies                                                 929
Computer maintenance expense                                    3,373
Contributions                                                     518
Depreciation                                                  303,271
Dues and subscriptions                                            829
Employee lease expense                                        170,882
Freight                                                            29
Garbage collection                                              9,662
Insurance                                                      52,324
Legal and professional                                          8,724
Linen expense                                                  17,013
Maintenance supplies                                           65,976
Management fees                                               123,952
Medical expense                                                 1,315
Miscellaneous                                                   4,644
Office supplies                                                 7,712
Officer's compensation                                         35,800
Payroll taxes                                                  12,503
Pest control                                                      435
Phone system lease                                             19,604
Postage                                                           238
Repairs and maintenance                                        26,079
Salaries                                                       91,270
Subcontractor expense                                          14,692
Sign Expense                                                    2,220
Taxes and licenses                                            244,712
Telephone                                                      77,709
Travel                                                            822
Utilities                                                     235,124
                                                           ----------

  Total operating expenses                                 $1,633,534
                                                           ==========





See independent auditor's report.

                                EFFICIENCY LODGE, INC.
                                  (AN S CORPORATION)

                                 FINANCIAL STATEMENTS

                             SEPTEMBER 30, 1994 AND 1995

                                    UNAUDITED

                                EFFICIENCY LODGE, INC.
                                    BALANCE SHEET
                             SEPTEMBER 30, 1994 AND 1995
                                      UNAUDITED
==============================================================================

                                        ASSETS
                                        ------
                                                         1994           1995
                                                      ---------    -----------
Current assets:
  Cash                                                $  338,538   $   372,935
  Employee advances                                          831           831
  Due from related parties                                12,127         5,250
  Notes receivable - employees                             7,820         8,044
  Inventory                                               14,850        15,237
                                                      ----------   -----------

    Total current assets                                 374,166       402,297
                                                      ----------   -----------
Property and equipment, net of
 accumulated depreciation                              7,205,942     9,326,669
                                                      ----------   -----------

Other assets:
  Note receivable - related party                        470,000       465,000
  Notes receivable - employees                               858         2,682
  Loan fees (net of accumulated amortization)            270,978       254,689
  Interest Receivable                                     44,025        61,192
  Other assets                                            19,121       126,849
                                                      ----------     ---------

    Total other assets                                   804,982       910,412
                                                      ----------   -----------

    Total assets                                      $8,385,090   $10,639,378
                                                      ==========   ===========



                               EFFICIENCY LODGE, INC.
                              BALANCE SHEET (CONTINUED)
                             SEPTEMBER 30, 1994 AND 1995
                                    UNAUDITED

==============================================================================

                         LIABILITIES AND STOCKHOLDERS' EQUITY
                         ------------------------------------

                                                         1994         1995
                                                     ----------  -----------
Current liabilities:
  Accounts payable and accrued liabilities           $   69,626  $   107,220
  Customer deposits                                      11,399       10,461
  Current maturity of long-term debt                    354,409      342,392
                                                     ----------  -----------
    Total current liabilities                           435,434      460,073
                                                     ----------  -----------

Long-term debt                                        8,045,127   10,117,959
                                                     ----------  -----------

Due to related party                                    130,010      130,010
                                                     ----------  -----------
    Total liabilities                                 8,610,571   10,708,042
                                                     ----------  -----------

Stockholders' equity:
  Common stock - $1 par value, 100,000
   shares authorized; 900 shares issued
   and outstanding                                          900          900
  Retained earnings (deficit)                          (226,381)     (69,564)
                                                      ---------  -----------


    Total stockholders' equity (deficit)               (225,481)     (68,664)
                                                      ---------  -----------
    Total liabilities and stockholders'
     equity                                          $8,385,090  $10,639,378
                                                     ==========  ===========


                                EFFICIENCY LODGE, INC.
                                 STATEMENT OF INCOME
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995
                               UNAUDITED
==============================================================================




                                                        1994         1995
                                                     ---------   ----------

Revenue                                              $1,951,649  $2,268,433

Operating expenses:
  Employee lease expense                                282,607     344,788
  Utilities                                             172,161     202,443
  Telephone                                              76,637      73,644
  Taxes and licenses                                     76,644      87,684
  Management fees                                        71,582      86,000
  Repairs                                                64,953      87,526
  Depreciation and amortization                         215,521     229,566
  Other operating expenses                              112,069     150,940
                                                      ---------   ---------

    Total operating expenses                          1,072,174   1,262,591
                                                      ---------   ---------

Income from operations                                  879,475   1,005,842
                                                      ---------   ---------
Other income (expense):
  Interest income                                        24,930      25,260
  Interest expense                                     (518,372)   (673,252)
  Other income                                           11,368       4,550
                                                      ---------    --------

    Total other income (expense)                       (482,074)   (643,442)
                                                      ---------    --------

Net income                                           $  397,401   $ 362,400
                                                     =========    =========

                                EFFICIENCY LODGE, INC.
                          STATEMENT OF STOCKHOLDER'S EQUITY
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995
                                          UNAUDITED
=============================================================================

                                                       Retained
                                              Common   Earnings
                                               Stock   (Deficit)       Total
                                             --------  ---------    ----------

Balance at December 31, 1993                 $  900    $(543,282)   $(542,382)

Distribution to shareholders                    --       (63,000)     (63,000)
Payment made to former share-
 holder for retired treasury
 stock                                          --       (17,500)     (17,500)

Net income for nine months
 ended September 30, 1994                       --       397,401      397,401
                                             ------    ---------     ---------
Balance at September 30, 1994                $  900    $(226,381)    (225,481)
                                             ======    =========     =========


Balance at December 31, 1994                 $  900    $(431,964)    (431,064)

Net income for the nine months
 ended September 30, 1995                       --       362,400      362,400
                                             ------    ---------    ----------

Balance at September 30, 1995                $  900    $ (69,564)   $ (68,664)
                                             ======    ==========   ==========

                                EFFICIENCY LODGE, INC.
                               STATEMENT OF CASH FLOWS
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995
                                 UNAUDITED
=========================================================================


                                                       1994          1995
                                                     --------    ----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                         $ 397,401   $  362,400
                                                     ---------   ----------
  Adjustments to reconcile net income to
   net cash provided by operating activities:

    Decrease in employee advances                          750         --
    Depreciation and amortization                      215,521      229,566
    (Increase) decrease in interest
     receivable                                        (24,675)     (16,392)
    (Increase) decrease in due from related
     parties                                           (12,127)      50,685
    (Increase) decrease in inventories                  (6,850)     (10,543)
    (Increase) decrease in other assets                  2,167     (100,135)
    Increase in accounts payable, accrued
     liabilities                                        68,734      106,329
    Decrease in customer deposits                         --           (938)
                                                     ---------   -----------
    Total adjustments                                  243,520      258,572
                                                     ---------   -----------
    Net cash provided by operating activities          640,921      620,972
                                                     ---------   -----------
CASH FLOWS FROM (TO) INVESTING ACTIVITIES:
    Purchase of property and equipment                  (1,574)     (23,647)
    Loans made to employees                             (8,678)        --
    Repayments of employee loans                          --          4,136
    Repayments of notes receivable-related
     party                                                --          5,000
                                                     ----------  ----------

    Net cash used by investing activities              (10,252)     (14,511)
                                                     ----------  -----------
CASH FLOWS FROM (TO) FINANCING ACTIVITIES:
    Payments made on notes                            (242,279)    (204,010)
    Payments made on amount due to related
     party                                             (17,500)        --
    Repurchase and retirement of company's
     stock                                             (17,500)        --
    Distributions to shareholders                      (63,000)        --
                                                     ----------  -----------
    Net cash used by financing activities             (340,279)    (204,010)
                                                     ----------  -----------

    Net increase in cash                               290,390      402,451

    Cash (overdraft) at beginning of year               48,148      (29,516)
                                                     ---------   -----------
    Cash at September 30                             $ 338,538   $  372,935
                                                     =========   ===========


                                EFFICIENCY LODGE, INC.
                           STATEMENT OF CASH FLOWS (COND.)
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1995
                                 UNAUDITED
========================================================================

                                                             1994        1995
                                                         ----------   ---------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

    Cash paid during the nine months
     for interest                                        $  518,372   $ 673,252
                                                         ----------   ---------

    Noncash Financing Activities: In 1995, the company purchased a lodge located in Bartow County, Georgia by incurring debt in the amount of $2,282,903.

                                  PRO FORMA FINANCIAL INFORMATION


The following pro forma financial information is presented to give effect to the business combination of the Company and ELI in a purchase transaction as if it had been consummated at the beginning of the fiscal year presented.
Accordingly, this information includes a pro forma condensed balance sheet as of September 30, 1995 and a pro forma condensed statement of operations for the year then ended. The pro forma adjustments reflect (1) the conversion of each 100 shares of the Company's common stock to one share; (2) the cancellation of ELI's common stock and the issuance of 992,390 shares of the Company's common stock in exchange for the net assets of ELI at their fair market value; and
(3) additional depreciation expense based on the excess of the fair market value over the net book value of the fixed assets acquired in the exchange. These statements should be read in conjunction with the respective financial statements and notes thereto contained elsewhere herein.

                                                            PRO FORMA CONDENSED BALANCE SHEET
                                                                    September 30, 1995

                                                                                              Pro Forma Adjustments
                                                       Company        ELI                   -------------------------   Pro Forma
         ASSETS                                      (Unaudited)   (Unaudited)                 Dr.           Cr.        Combined
                                                    ------------   ------------                ---           ---        ---------
CURRENT ASSETS

   Cash and cash equivalents                          $131,933     $   372,935          $               $    16(1)     $   504,852
   Accounts receivable from related parties              -0-             5,250                                               5,250
   Accounts and notes receivable from employees          -0-             8,875                                               8,875
   Inventory                                             -0-            15,237                                              15,237
   Other current assets                                  4,152                                                               4,152
                                                       -------      ----------                                          ----------
      Total current assets                             136,085         402,297                                             538,366

PROPERTY, PLANT AND EQUIPMENT

Land                                                    20,000       1,466,949           1,012,870(2)                    2,499,819
Building and improvements                              174,387       8,689,646           3,805,615(2)                   12,669,648
Furniture and equipment                                 13,845       1,129,580                           339,758(2)        803,667
                                                       -------      ----------                                          ----------
                                                       208,232      11,286,175                                          15,973,134
Less accumulated depreciation                          148,083       1,959,506           1,959,506(2)     66,827(3)        214,910
                                                       -------      ----------                                          ----------

     Total property, plant and equipment                60,149       9,326,669                                          15,758,224

OTHER ASSETS

   Note receivable from related party                     -0-          465,000                                             465,000
   Notes receivable from employees                        -0-            2,682                                               2,682
   Loan fees (net of accumulated amortization)            -0-          254,689                                             254,689
   Interest receivable                                    -0-           61,192                                              61,192
   Investment property                                 175,988           -0-                                               175,988
   Miscellaneous                                          -0-          126,849                                             126,849
                                                       -------      ----------                                          ----------

     Total other assets                                175,988         910,412                                           1,086,400
                                                       -------      ----------                                          ----------
       Total assets                                   $372,222     $10,639,378                                         $17,382,990
                                                       =======      ==========                                          ===========

                                                 September 30, 1995

                                                                                              Pro Forma Adjustments
                                                       Company        ELI                   -------------------------   Pro Forma
  LIABILITIES AND STOCKHOLDERS' EQUITY               (Unaudited)   (Unaudited)                 Dr.           Cr.        Combined
                                                    ------------   ------------                ---           ---        ---------


CURRENT LIABILITIES

  Current maturities of long-term debt                $    5,419       $   342,392          $            $              $   347,811
  Other current liabilities                                5,711           117,681                                          123,392
                                                       ---------        ----------                                       ----------
     Total current liabilities                            11,130           460,073                                          471,203


LONG-TERM DEBT                                            55,307        10,117,959                                       10,173,266

INDEBTEDNESS TO RELATED PARTY-NONCURRENT                    -0-            130,010                                          130,010




STOCKHOLDERS' EQUITY

   Common stock                                           627,326              900           621,052(1)
                                                                                                 900(2)      99,239(2)      105,513
   Additional paid-in capital                           2,615,506              -0-                                        2,615,506
   Additional paid-in capital resulting
     from reverse stock split                               -0-                -0-                          621,036(1)      621,036
   Additional paid-in capital resulting
     from business combination                              -0-                -0-                        6,270,330(2)    6,270,330
   Retained-earnings (deficit)                         (2,831,068)         (69,564)            66,827(3)     69,564(2)   (2,897,895)
                                                       ----------       ----------                                       ----------
                                                          411,764          (68,664)                                       6,714,490
   Less treasury stock, at cost                           105,979              -0-                                          105,979
                                                       ----------       ----------                                       ----------
     Total stockholders' equity                           305,785          (68,664)                                       6,608,511
                                                       ----------       ----------                                       ----------

       Total liabilities and stockholders'
         equity                                       $   372,222       $10,639,378                                     $17,382,990
                                                       ==========        ==========                                      ==========

                                                               PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                                                                      Year Ended September 30, 1995


                                                                                           Pro Forma Adjustments
                                                       Company        ELI                -------------------------      Pro Forma
                                                     (Unaudited)   (Unaudited)              Dr.           Cr.           Combined
                                                    ------------   ------------             ---           ---           ---------

Revenues                                           $  34,723           $2,957,875        $              $               $2,992,598
Costs and expenses                                   157,113            2,660,558         66,827(3)                      2,884,498
                                                    ---------           ---------                                        ---------
  Income (loss) from continuing operations
    before provision for income taxes               (122,390)             297,317                                          108,100


Provision for income taxes                             -0-                 -0-                                                -0-
                                                    ---------           ---------                                        ---------
  Income (loss) from continuing                     (122,390)             297,317                                          108,100
                                                    ---------           ---------                                        ---------

Net income (loss)                                  $(122,390)          $  297,317                                       $  108,100
                                                    =========           =========                                        =========

Net income (loss) per common share                 $    (.02)          $   330.35                                       $     0.10
                                                    =========           =========                                        =========

                                APPENDIX A


                  AGREEMENT AND PLAN OF MERGER


                             between

                 SOUTHERN ACCEPTANCE CORPORATION

                               and

                      EFFICIENCY LODGE, INC.




                      Dated January 22, 1996

                   AGREEMENT AND PLAN OF MERGER



     THIS AGREEMENT AND PLAN OF MERGER is made and entered into this 22nd day of January, 1996, by and between SOUTHERN
ACCEPTANCE CORPORATION, a Georgia corporation ("SAC"), and
EFFICIENCY LODGE, INC. a Georgia corporation ("ELI").

     WHEREAS, the Boards of Directors of ELI and SAC deem it advisable and in the best interests of their respective shareholders to effect the merger (the "Merger") of ELI and SAC upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, the Board of Directors of SAC has duly approved the Merger and the other transactions contemplated by this Agreement and resolved to recommend the approval of this Agreement and such transactions to its shareholders; and

     WHEREAS, the Board of Directors and the shareholders of ELI have duly approved the Merger;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ELI and SAC hereby agree as follows:


                      ARTICLE 1.  THE MERGER

     At the Effective Time (as defined in Section 3.3), upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the applicable corporation law of the state of Georgia, ELI shall be merged with and into SAC, the separate existence of ELI (except as may be continued by operation of law) shall cease, and SAC shall continue as the surviving corporation. SAC, after the Merger, is sometimes referred to herein as the "Surviving Corporation." At the Effective Time, the Surviving Corporation shall continue its corporate existence under the laws of the State of Georgia and shall succeed to all rights, privileges, immunities, franchises and powers, and be subject to all duties, liabilities, debts and obligations, of SAC and ELI in accordance with the provisions of the laws of Georgia.


              ARTICLE 2.  THE SURVIVING CORPORATION

     2.1 Articles. The Articles of Incorporation of SAC as in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation, and in the Merger said Articles of Incorporation shall be amended as of the Effective Time to change the name of the Surviving Corporation to "Efficiency Lodge, Inc." and to change the principal address of the Surviving Corporation to 928 Bankhead Highway, Mableton, Georgia.

     2.2 Bylaws. The Bylaws of SAC as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving
Corporation until thereafter amended in accordance with applicable law, the Articles of Incorporation of such Surviving
Corporation and such Bylaws.


                 ARTICLE 3.  CONVERSION; CLOSING

     3.1 Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holders thereof, (a) every one hundred (100) shares of SAC common stock issued and outstanding immediately prior to Effective Time held by each shareholder of record ("Pre-Merger Shares") shall be converted into and become the right to receive one new share of the common stock of the Surviving Corporation, $.10 par value per Share (the common stock to be received by shareholders of SAC is referred to herein as the "New Shares"), and the number of New Shares received by shareholders of SAC shall constitute five percent (5%) of the shares of outstanding stock of the Surviving Corporation; (b) each share of common stock of ELI issued and outstanding immediately prior to the Effective Time that is owned by ELI or held in the treasury of ELI shall be cancelled and retired, and no payment shall be made with respect thereto; (c) all shares of common stock of ELI issued and outstanding immediately prior to the Effective Time shall be cancelled and extinguished and shall be converted into and become the right to receive such number of shares as shall constitute 95% of the outstanding shares of the common stock of the Surviving Corporation, $.10 par value per share (the common stock to be received by the shareholders of ELI is referred to herein as the "Shares") and each share of common stock of ELI shall be converted into that number of shares of the Surviving Corporation as shall constitute a proportionate share of the total Shares to be issued to the ELI shareholders upon consummation of the Merger. No scrip or fractional share certificate of the Surviving Corporation shall be issued to the SAC or ELI shareholders in connection with the Merger, and an outstanding fractional share interest will not entitle the owner thereof to vote, to receive dividends or to have any of the rights of a shareholder with respect to such fractional interest. In lieu of the issuance of any fractional interest, there shall be paid in cash to (i) each former ELI shareholder an amount
(computed to the nearest cent) equal to such fraction multiplied by $.10 and (ii) to each former SAC shareholder an amount
(computed to the nearest cent) equal to the number of shares of SAC common stock held by such shareholder that were not converted to shares of the Surviving Corporation in the Merger multiplied by $.10 per share.

     3.2 Closing of Transfer Books. (a) At the Effective Time, the stock transfer books of ELI shall be closed and there shall be no further registration or transfers of shares thereafter on the records of ELI. If, after the Effective Time, certificates formerly representing shares of ELI are presented for transfer, they shall be cancelled and exchanged for Shares as provided in this Article 3. From and after the Effective Time, the holders of certificates representing shares of ELI shall cease to have any rights with respect to such shares, except as otherwise provided herein or by law, and such shares of ELI common stock shall instead represent the right to receive Shares as provided herein.

          (b) At the Effective Time, the stock transfer books of SAC shall be closed, and there shall be no further registration or transfers of Pre-Merger shares thereafter on the records of SAC. If, after the Effective Time, certificates formerly representing Pre-Merger Shares are presented for transfer, they shall be cancelled and exchanged for New Shares or cash as provided in this Article 3. From and after the Effective time, the holders of certificates representing Pre-Merger Shares shall cease to have any rights with respect to such shares, except as otherwise provided herein or by applicable law, and such

Pre-Merger Shares shall instead represent the right to receive
New Shares or cash as provided herein.

     3.3 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Kilpatrick & Cody, 1100 Peachtree Street, Atlanta, Georgia 30309 at 10:00 a.m., local time, on the day after the later to occur of the Special Meeting (as defined in Section 6.4(c)) or the date on which all the conditions set forth in Article 7 hereof are satisfied or waived, or at such other date, time and place as SAC and ELI shall agree. On the date of Closing, SAC and ELI shall file the Certificate of Merger in accordance with Georgia law. The Merger shall become effective at the close of business on the date of Closing (the "Effective Time").


        ARTICLE 4.  REPRESENTATIONS AND WARRANTIES OF SAC

     SAC has delivered to ELI certain documents and materials pursuant to this Agreement, and all such documents and materials are true, correct and complete as of the date furnished, and any and all modifications or amendments thereto have been delivered to ELI. At all times prior to and including the date of Closing, SAC shall promptly provide ELI with written notification of any event, occurrence or other information of any kind whatsoever which affects, or may affect, the continued truth, correctness or completeness of any representation or warranty made in this Agreement or in any other document or writing furnished to ELI pursuant to this Agreement. SAC represents and warrants to ELI as follows:

     4.1 Organization and Qualification. SAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the requisite corporate power to own, lease or operate its properties and to carry on its business as and in all places where such business is now conducted and such properties are owned or leased. SAC is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not have a material adverse effect on its business, operations, properties, assets, liabilities, condition (financial or otherwise) or results of operations ("Material Adverse Effect").


     4.2 Capitalization. SAC's authorized share capital is as set forth in SAC's Form 10-K filed for the year ended September 30, 1994, and the Articles of Incorporation previously delivered to ELI. All of the issued and outstanding shares of SAC common stock, par value $.10 per share (the "SAC Stock"), have been duly and validly authorized and are validly issued, fully paid and non-assessable. Following the effectiveness of the Merger, the Shares will be duly authorized and reserved for issuance. There are no preemptive rights to the issuance of the Shares. There are no outstanding (a) securities of SAC convertible into or exchangeable for shares of share capital or other voting securities of SAC, and (b) options or other rights to acquire from SAC, and no other obligation of SAC to issue, any share capital, voting securities or other ownership interests in SAC.

There are no outstanding obligations of SAC to repurchase, redeem or otherwise acquire any of its outstanding securities.

     4.3 Subsidiaries. The Subsidiaries of SAC are as set forth on Exhibit 21 to SAC's Form 10-K filed for the year ended September 30,1994. For purposes of this Agreement, "Subsidiary" means (i) any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other persons performing similar functions are directly or indirectly owned by a person, or (ii) any partnership (whether or not a limited partnership) or similar entity in which a person directly or indirectly owns an equity interest entitling such person to 50% or more of the voting interests therein.

     4.4 Authority; No Inconsistent Agreements. (a) The officers executing this Agreement on behalf of SAC have full power and authority to execute and perform this Agreement and the other agreements contemplated hereby and to perform SAC's obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. All proceedings and actions required to be taken by SAC to authorize the execution, delivery and performance of this Agreement have been properly taken. Except for the approval of SAC's shareholders to be sought at the Special Meeting, no other corporate proceeding on the part of SAC is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been, and any other agreements contemplated hereby to which SAC is or will be a party, have been, or will be, duly executed and delivered by SAC and constitute, or when executed and delivered will constitute, the valid and binding obligation of SAC and will be enforceable, in accordance with their respective terms, except as (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court in which any proceeding may be brought.

          (b) Neither the execution, delivery or performance of this Agreement or of any other agreement contemplated hereby nor the consummation of the transactions contemplated hereby or thereby does or will (with the passage of time, the giving of notice or otherwise) constitute a violation of or conflict with any provision of (i) the Articles of Incorporation or the Bylaws of SAC; (ii) any term or provision of any indenture, note, mortgage, bond, security agreement, loan agreement, guaranty, pledge or other agreement, instrument or commitment to which SAC is a party; (iii) any writ, order, judgment, decree, ruling, consent agreement or award ("Order") of any court, government or administrative body of competent jurisdiction; (iv) any constitution, statute, rule, regulation, ordinance, act, code, legislation, treaty, convention or judicial decision ("Law"); or
(v) any other written commitment or restriction to which SAC is a party or by which SAC or any of its assets or properties is subject or bound; nor will such actions result in (1) the creation of any lien, claim, charge, encumbrance, or restriction ("Lien") on any of the assets or properties of SAC; (2) the creation or acceleration of any obligation of SAC; or (3) the forfeiture of any right or privilege of SAC, except for violations or defaults which will not in the aggregate have a Material Adverse Effect on SAC.

     4.5 Corporate Books and Records. All of the minute books of SAC have heretofore been furnished to ELI by SAC and correctly show all corporate action taken by the shareholders, directors and committees of the Board of Directors of SAC and contain copies or originals of SAC's Articles of Incorporation and Bylaws and all amendments thereto.

     4.6 Commission Filings; Financial Statements. (a) SAC has heretofore made available to ELI the following reports, documents and other materials (collectively, the "SEC Reports"):

          (i) its Annual Report on Form 10-K for the fiscal year ended September 30, 1994;

          (ii) its Quarterly Reports on Form 10-Q for the fiscal quarters ended June 30, 1995, March 31, 1995, and December 31,
1994; and

          (iii)     all other reports and registration statements
(in the forms in which such registration statements were declared effective) filed by SAC with the Securities and Exchange
Commission (the "Commission") since September 30, 1990 through the date of this agreement.

     As of their respective dates, the SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The audited financial statements and unaudited interim financial statements of SAC included or incorporated by reference in the SEC Reports (the "SAC Financial Statements") have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position, results of operations and changes in financial position as of such dates and for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end adjustments. As of September 30, 1995, the date of the unaudited interim financial statements in SAC's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, to the knowledge of SAC, (a) SAC had no liability or expense of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which was not reflected in the September 30, 1995 Balance Sheet forming part of the SAC Financial Statements and which was of a nature required under GAAP to be reflected in the SAC Financial Statements or disclosed in the notes thereto; (b) all allowances and reserves set forth in the SAC Financial Statements were adequate for the respective purposes for which they were established; and (c) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No.
5) which were of a nature required under GAAP to be reflected or disclosed therein and were not reflected in the SAC Financial Statements or disclosed in the notes thereto and which would have a Material Adverse Effect on SAC. Since September 30, 1995, except for liabilities that have been incurred in the ordinary course of business consistent with past practices, SAC has not incurred any liability of any nature (whether accrued, absolute, contingent or otherwise).

     4.7 Absence of Changes. Except as expressly provided for in this Agreement, since September 30, 1994:

          (a) there has been no change in the business, properties, financial condition or actual or anticipated results of operations of SAC or in its relationships with suppliers, customers, employees, lessors, or others, other than changes in the ordinary course of business, none of which have had or will
have, a Material Adverse Effect on SAC;           (b)  the
business of SAC has been operated in the ordinary course and consistent with its prior practices; and

          (c) the books, accounts and records of SAC have been maintained in the usual, regular and ordinary manner on a basis consistent with prior years.

       4.8 No Violation. SAC is not in default under or in violation of (a) its Articles of Incorporation or Bylaws;
(b) any Order; (c) any Law; or (d) any material contract to which SAC is a party, in each case, except for violations or defaults which will not in the aggregate have a Material Adverse Effect on SAC.

    4.9 Compliance with Laws. SAC has in the past duly complied, and is presently duly complying, with all applicable Laws except where the failure to have so complied or be so complying would not have a Material Adverse Effect on SAC.
SAC has not received any notification of any asserted past or present failure by it to comply with any such Laws.

     4.10 Broker's Fees. SAC has not authorized any person to act as a broker, finder or financial advisor or in any similar capacity in connection with the Merger or the transactions contemplated by this Agreement in such a manner as to give rise to a valid claim against SAC or ELI for any brokers', finders', financial advisors' or similar fees or expenses.


        ARTICLE 5.  REPRESENTATIONS AND WARRANTIES OF ELI

     ELI has delivered to SAC certain documents and materials pursuant to this Agreement, and all such documents and materials are true, correct and complete as of the date furnished and any and all modifications or amendments thereto have been delivered to SAC. At all times prior to and including the date of Closing, ELI shall promptly provide SAC with written notification of any event, occurrence or other information of any kind whatsoever which affects, or may affect, the continued truth, correctness or completeness of any representation or warranty made in this Agreement or any other document or writing furnished to SAC pursuant to this Agreement. ELI represents and warrants to SAC as follows:

     5.1 Organization and Qualification. ELI is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia and has the requisite corporate power to own, lease or operate its properties and to carry on its business as and in all places where such business is now conducted and such properties are owned or leased. ELI is duly qualified as a foreign corporation to do business, and is in good standing, in each jurisdiction where the character of its properties owned, leased or operated or the nature of its activities makes such qualification necessary, except for failures to be so qualified or in good standing which would not have a Material Adverse Effect on ELI.

     5.2 Capitalization. (a) The authorized share capital, the total number of outstanding shares of ELI, and the number of shares owned by each shareholder of ELI, are set forth on
Schedule 5.2 hereto. All of the issued and outstanding shares of ELI have been duly and validly authorized and are validly issued, fully paid and non-assessable, free and clear of Liens, were authorized, issued and sold in accordance with all applicable Law and were not issued in violation of the preemptive rights of any shareholder. The Articles of Incorporation of ELI do not provide for preemptive rights in favor of any person.

          (b) There are no outstanding subscriptions, options, warrants, rights, convertible or exchangeable securities or other agreements or commitments of any character relating to the issued or unissued share capital, or other securities of ELI obligating ELI to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of share capital, or other securities of ELI or obligating ELI to grant, extend or enter into any subscription, option, warrant, right, convertible security or other similar agreement or commitment with respect thereto. ELI is not liable for any dividends declared or accrued, but unpaid, with respect to its share capital.

     5.3  Subsidiaries.  ELI has no Subsidiaries.

     5.4 Authority; No Inconsistent Agreements. (a) The officers executing this Agreement on behalf of ELI have full power and authority to execute and perform this Agreement and the other agreements contemplated hereby and to perform the obligations of ELI hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. All proceedings and actions required to be taken by ELI to authorize the execution, delivery and performance of this Agreement have been properly taken. No other corporate proceedings on the part of ELI are necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been, and the other agreements contemplated hereby to which ELI is or will be a party, have been or will be, duly executed and delivered by ELI and constitute, or when executed and delivered will constitute, the valid and binding obligation of ELI, enforceable in accordance with their respective terms, except that (i) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) the remedy of specific performance and injunctive relief may be subject to equitable defenses and to the discretion of the court in which any proceeding may be brought.

          (b) Neither the execution, delivery or performance by ELI of this Agreement or of any other agreement contemplated hereby, nor the consummation by ELI of any of the transactions contemplated hereby or thereby, does or will (with the passage of time, the giving of notice or otherwise), constitute a violation or conflict with, any provision (i) of the Articles of Incorporation or Bylaws of ELI; (ii) any term of any indenture, note, mortgage, bond, security agreement, loan agreement, pledge or other agreement, instrument or commitment to which ELI is a party; (iii) any Order; (iv) any applicable Law; or (v) any other written commitment or restriction to which ELI is a party or by which ELI or any of its assets or properties is subject or bound; nor will such actions result in (1) the creation of any Lien on any of the assets or properties of ELI; (2) the creation or acceleration of any obligation of ELI; or (3) the forfeiture of any right or privilege of ELI, except for violations or defaults which will not in the aggregate have a Material Adverse Effect on ELI.

     5.5 Corporate Books and Records. All of the share records and minute books of ELI have heretofore been furnished to SAC by ELI and reflect fully all issuances, transfers and redemptions of the share capital of ELI, correctly show all corporate action taken by the shareholders, directors and committees of the Board of Directors of ELI, and contain copies or originals of ELI's Articles of Incorporation and Bylaws and all amendments thereto.

     5.6 Consents. Schedule 5.6 sets forth a true, correct and complete list of all consents as may be necessary or appropriate to consummate the transactions contemplated by this Agreement in accordance with the terms of this Agreement and to enable the Surviving Corporation to carry on and conduct the business of ELI in all material respects subsequent to the Closing in substantially the same manner as was carried on and conducted prior to the Closing, or that are necessary to prevent a breach of, or a default or penalty under, or increase the payments under, or decrease the obligations of any party to, or cause or permit a termination of, a contract relating to the business and operations of ELI, which would have a Material Adverse Effect on ELI.

     5.7 Financial Statements. (a) Prior to the date hereof, ELI has delivered to SAC copies of (i) the balance sheet of ELI as of December 31, 1994 and the related statements of income, changes in stockholders equity, and cash flows for the period ended December 31, 1994, together with the auditors' report thereon of Moore & Cubbedge, independent certified public accountants, and (ii) the unaudited balance sheet of ELI as of August 31, 1995, and the related statements of income, changes in stockholders equity, and cash flows for the period ended August 31, 1995 (the "ELI Financial Statements"). The ELI Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, and fairly present, in all material respects, the financial position, results of operations and changes in financial position for the periods then ended, subject, in the case of unaudited interim financial statements, to normal year-end adjustments.

          (b)  As of August 31, 1995, to the knowledge of ELI,
(i) ELI had no liability or expense of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, which was not reflected in the August 31, 1995 Balance Sheet forming part of the ELI Financial Statements and which was of a nature required under GAAP to be reflected in the ELI Financial Statements or disclosed in the notes thereto; (ii) all allowances and reserves set forth in the ELI Financial Statements were adequate for the respective purposes for which they were established; and (iii) there were no loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5) which were of a nature required under GAAP to be reflected or disclosed therein and were not reflected in the ELI Financial Statements or disclosed in the notes thereto and which would have a Material Adverse Effect on ELI. Since August 31, 1995, except for liabilities that have been incurred in the ordinary course of business consistent with past practices, ELI has not incurred any liability of any nature (whether accrued, absolute, contingent or otherwise).

     5.8 Absence of Changes. Except as expressly provided for in this Agreement, since December 31, 1994:

          (a) there has been no change in the business, properties, financial condition or actual or anticipated results of operations of ELI or in its relationships with suppliers, customers, employees, lessors or others, other than changes in the ordinary course of business, none of which have had or will have a Material Adverse Effect on ELI;

          (b) the business of ELI has been operated in the ordinary course and consistent with its prior practices;

          (c) the books, accounts and records of ELI have been maintained in the usual, regular and ordinary manner on a basis consistent with prior years.

       5.9 No Violation. ELI is not in default under or in violation of (a) its Articles of Incorporation or Bylaws; (b) any Order; (c) any applicable Law; or (d) any material contract to which ELI is a party; except, in each case, for violations or defaults which will not in the aggregate have a Material Adverse Effect on ELI.

     5.10 Title to Properties. ELI owns or has the right to use all properties and assets necessary to conduct its business as such business is currently being conducted and was conducted during the periods covered by the ELI Financial Statements and through the date hereof. ELI has full title to all properties and assets owned by it, real and personal (including intellectual property), including, without limitation, those reflected on the August 31, 1995 Balance Sheet constituting part of the ELI Financial Statements, free and clear of Liens except:

          (a) assets sold or otherwise disposed of in the ordinary course of business, since August 31, 1995;

          (b)  as expressly set forth in the ELI Financial
Statements as securing specific liabilities (with respect to which no default exists);

          (c)  Liens for applicable taxes which are not past due;

          (d) easements for the erection and maintenance of public utilities serving the owned or leased properties of ELI;
and

          (e) minor imperfections of title and encumbrances, if any, which are not substantial in amount, did not arise from the borrowing of money or the obtaining of advances or credit, do not detract from the value of the property subject thereto or impair the operations of ELI and have arisen only in the ordinary course of business.

     5.11 Contracts. All material contracts to which ELI is a party are valid and binding upon ELI and the other parties thereto and are in full force and effect and enforceable in accordance with their terms, and ELI nor, to the knowledge of ELI, any other party to any of such material contracts has breached any provision of, or is in default in any respect under the terms of, any material contract.

     5.12 Compliance with Laws. ELI has in the past duly complied, and is presently duly complying, with all applicable Laws, except where the failure to have so complied or be so complying would not have a Material Adverse Effect on ELI. ELI has not received any notification of any asserted past or present failure by it to comply with any of such Laws. Without limiting the generality of the foregoing, ELI is in compliance with, and has been in compliance with, all permits, regulatory plans, and compliance schedules and applicable Laws relating to pollution and environmental control, including but not limited to, said requirements relating to the disposal, treatment, transportation or other handling of hazardous or toxic waste, materials and substances on, in, under or off-site from any facility used for manufacturing or for storage of raw materials or byproducts or relating to emissions or potential emissions into the environment of solids, liquids, gases, heat, light, noise, or radiation or the proper disposal of materials, including without limitation solid and liquid waste materials that are applicable to ELI.

     5.13 Broker's Fees. ELI has not paid or become obligated to pay any fee or commission to any broker, finder or intermediary in connection with the transactions contemplated hereby, and SAC shall not become obligated to pay any fee or commission to such persons or entities.


                ARTICLE 6.  ADDITIONAL AGREEMENTS

     6.1 Conduct of Businesses. Except as otherwise specifically provided in this Agreement, from the date hereof to the Effective Time, each of ELI and SAC shall carry on their respective businesses only in the ordinary and usual course and consistent with past practice and shall use their best efforts to
(a) preserve intact their respective business organizations, (b) maintain in effect all licenses, approvals, qualifications and authorizations that are required to carry on their respective businesses, (c) keep available the services of their respective key officers and employees, and (d) maintain satisfactory relationships with their lenders, suppliers, customers, and others having business relationships with them.

     6.2 Non-Solicitation of Third Party Offers. SAC, on the one hand, and ELI, on the other hand, each agrees not to initiate, solicit or encourage, and will direct and use its best efforts to cause each officer, director, employee, investment banker, attorney, accountant or other agent employed or retained by it not to initiate, solicit or encourage, any proposal or offer to acquire all or any substantial part of its business and properties or share capital, whether by merger, purchase of assets, tender offer or otherwise (each, a "Business Combination Transaction"), and not to engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with a corporation, partnership, person or other entity or group ("Third Party") relating to a Business Combination Transaction; provided, however, that SAC may furnish information concerning its business, properties or assets to a Third Party which has expressed an interest in making a bona fide offer or proposal to enter into a Business Combination Transaction and which in the opinion SAC has the financial capability to consummate such a Business Combination Transaction subject to receipt of appropriate information (and when SAC has not initiated the offer or proposal and has not solicited or encouraged such Third Party to express such offer or proposal in breach of this Section) and, following receipt of such expression of interest, may negotiate any of the actions otherwise prohibited by this Section, including without limitation, entering into appropriate agreements with such Third Party with regard to a Business Combination Transaction, if outside counsel to SAC advises the Board of Directors of SAC to the effect that the failure to furnish such information or negotiate or enter into appropriate agreements with such Third Party would subject said directors to a substantial risk of liability for breach of their fiduciary duties or for failure to comply with the requirements of applicable Law. If either party shall receive an expression of interest or offer of the type referred to in this Section, it shall promptly inform the other party as to (and provide the other party with copies of) any such inquiry, offer or proposal.

     6.3 Access to Information. From the date hereof until the Closing, ELI and SAC shall, and shall cause the officers, directors, employees and agents of each to, afford to the other and to the other's financial advisors, legal counsel, accountants, consultants and other representatives full access (during regular business hours and upon reasonable notice) to all of its officers, employees, agents, properties, offices and other facilities, and to the books, records and contracts of each and shall furnish to the other all financial, operating and other data and information as such other party may reasonably request through its officers, employees or agents from time to time. No investigation pursuant to this Section shall affect any representations or warranties of the parties hereto or the conditions to the obligations of the parties hereto.

     6.4 Proxy Statement; SAC Shareholder Approvals. (a) As promptly as practicable following the execution of this Agreement, SAC shall file with the Commission a Proxy Statement (the "Proxy Statement") with respect to the proposals described below. SAC and ELI shall (i) use all reasonable efforts to have the Proxy Statement cleared by the Commission at the earliest practicable time; and (ii) prepare and file any other filings required under the Securities Exchange Act of 1934, as amended, or any other federal or state securities or blue sky laws relating to the Merger and the other transactions contemplated hereby at the earliest practicable time. The Proxy Statement shall comply as to form in all material respects with all applicable requirements of the federal securities laws.

          (b) The information to be provided by ELI for use in the Proxy Statement shall not contain any untrue statement of any material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances, not misleading at the time the documents are filed with the Commission, at the time it is mailed, and at the time of the Special Meeting.

          (c) SAC, acting through its Board of Directors, shall, in accordance with applicable Georgia law and its Articles of Incorporation and Bylaws, promptly and duly call and give notice of, convene and hold as soon as practicable a meeting of its shareholders (the "Special Meeting") for the purpose of voting to approve the Merger on the terms and conditions contained herein (the "Merger Proposal"). Consistent with the fiduciary duties of directors under Georgia law as advised by counsel, the SAC Board of Directors shall recommend approval of the Merger Proposal by the shareholders of SAC and include in the Proxy Statement such recommendations.

     6.5 Registration Rights; Resale. (a) If at any time during the three years after the Closing the Surviving Corporation shall file one or more registration statements under the Securities Act of 1933, as amended, with respect to a public offering of equity securities of the Surviving Corporation (the "1933 Act"), or of any such securities of the Surviving Corporation held by its security holders, the Surviving Corporation will include in any such registration statement such information as may be required to permit a public offering of the shares of the SAC Stock beneficially owned by the former shareholders of ELI or their respective designees or transferees (such shareholders and their designees or transferees are referred to collectively herein as the "Designees"). The number of shares of the Surviving Corporation stock held by such persons as may be requested by them shall be included in such registration statement. The Surviving Corporation shall bear all fees and expenses incurred in connection with the preparation and filing of such registration statement.

          (b) In the event of such a proposed registration, the Surviving Corporation shall furnish the Designees with not less than 30 days' written notice prior to the proposed date of filing of the registration statement. Such notice shall continue to be given by the Surviving Corporation to the Designees until such time as these "piggy-back" registration rights shall expire or until all of the Surviving Corporation stock owned by any of them shall have been registered pursuant to these "piggy-back" rights. The "piggy-back" rights provided for herein shall be exercised by written notice of the Designees given to the Surviving Corporation within 20 days of receipt of the Surviving Corporation's notice of its intention to file a registration statement.

          (c) In addition to the foregoing "piggy-back" registration rights, at any time during the three years after Closing, the Designees holding a majority of the Shares, acting together, shall have the one-time right to require the Surviving Corporation to use its reasonable best efforts to promptly file a registration statement under the 1933 Act in order to permit a public offering of the Shares beneficially owned by the Designees. Such right shall be exercised by written notice from Designees holding a majority of the Shares to the Surviving Corporation. The Surviving Corporation shall bear all fees and expenses incurred in connection with the preparation and filing of such registration statement.

          (d) Each Designee will not offer to sell, sell or otherwise dispose of any of the shares of the Surviving Corporation issued to him pursuant to the Merger, except pursuant to an effective registration statement or in compliance with Rule 145 or another exemption from the registration requirements of the Securities Act of 1933.

     6.6 Best Efforts. Subject to the terms and conditions contained herein, SAC and ELI agree to use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with each other in doing, all things necessary, proper or advisable under applicable Law to ensure that the conditions set forth in this Agreement are satisfied and to consummate and make effective the transactions contemplated by this Agreement and to obtain in a timely manner all waivers, consents, approvals of, and to make filings with and notifications to, any third parties as are necessary in order to consummate the transactions contemplated by this Agreement.

     6.7 Notification of Certain Matters. ELI shall give prompt notice to SAC, and SAC shall give prompt notice to ELI, of the occurrence, or failure to occur, of any event which the occurrence or failure to occur is likely to cause (i) any representation or warranty contained in this Agreement (and made by the party required to give such notice) to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time, or (ii) any material failure of the party required to give such notice, or of any officer, director, employee or agent thereof, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, provided that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations of the parties hereunder.

     6.8 Public Announcements. SAC and ELI will each consult with the other before issuing any press releases or making any public statement with respect to this Agreement and the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation; provided, however, that SAC may issue such press releases or make other disclosures as required by applicable Law.


                      ARTICLE 7.  CONDITIONS

     7.1 Conditions to Obligations of Each Party. The respective obligations of each party to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

          (a) Shareholder Approval. The Merger Proposal shall have been approved and adopted by the holders of a majority of the outstanding shares of SAC Stock.

          (b) Legal Proceedings. No Order issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission and no Law promulgated or enacted by any governmental authority shall be in effect which prohibits the consummation of the Merger shall have been issued or adopted and remain in effect.

          (c) Tax Opinion. ELI and SAC shall have received from Kilpatrick & Cody its opinion, in form and substance reasonably satisfactory to ELI, dated as of the date of Closing, substantially to the effect that, on the basis of the facts, representations and assumptions set forth in such opinion:

               (i) The Merger of ELI into SAC and the issuance of Shares in connection therewith, as described herein, will constitute a tax-free reorganization under Section
          368 of the Code.

               (ii) No gain or loss will be recognized by ELI or SAC or by holders of share capital of ELI upon the exchange of such stock for Shares as a result of the Merger.

               (iii)     The tax basis of the Shares received in
          the Merger by any shareholder of ELI will (on an aggregate basis) be the same as the tax basis of the stock exchanged therefor.

               (iv) The holding period of the Shares received by the shareholders of ELI will include the holding period during which such shareholders respectively held the shares of ELI exchanged for the Shares, provided that such shares were held as a capital asset at the Effective Time.

          (d)  Governmental Consents.  All consents,
authorizations, orders, and approvals from any and all public or governmental authorities, bodies or agencies and judicial authorities having jurisdiction over the transactions contemplated by this Agreement, or any part hereof (including without limitation permits or other actions regarding the issuance of securities pursuant to this Agreement and approvals under the HSR Act), necessary for the consummation thereof shall have been received, and such transactions shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

     7.2 Conditions to the Obligations of SAC. The obligations of SAC to effect the Merger shall also be subject to the satisfaction or waiver at or prior to the date of Closing of each of the following conditions:

          (a) Performance of Obligations. ELI shall have performed or complied with all agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the date of Closing, and ELI shall have delivered to SAC a certificate to that effect.

          (b)  Representations and Warranties.  The
representations and warranties of ELI contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects on the date of execution of this Agreement and at and as of the date of Closing as if made at and as of such date, and ELI shall have delivered to SAC certificates to that effect.

          (c) Legal Opinion. ELI shall have delivered to SAC an opinion of Barnes, Browning, Tanksley & Casurella, counsel for
ELI, as of the date of Closing in form and substance reasonably satisfactory to SAC and its counsel.

          (d) Consents. ELI shall have obtained prior to the date of Closing each consent or waiver specified in Schedule 5.6.

          (e) Absence of Material Adverse Changes. ELI shall not have experienced or suffered any material adverse change in its business, prospects, operations, assets or condition
(financial or otherwise) since the date hereof.

     7.3  Conditions to Obligations of ELI.  The obligations of
ELI to effect the Merger shall be subject to the satisfaction or waiver at or prior to the Effective Time of each of the following conditions:

          (a) Performance of Obligations. SAC shall have performed or complied in all material respects with all agreements, obligations and covenants required by this Agreement to be performed by it on or prior to the Effective Time and shall have delivered to ELI a certificate to that effect.

          (b)  Representations and Warranties.  The
representations and warranties of SAC contained herein or in any certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects at and as of the date of Closing as if made at and as of such date and SAC shall have delivered to ELI a certificate to that effect.

          (c) Legal Opinion. SAC shall have delivered to ELI an opinion of Kilpatrick & Cody, counsel for SAC, as of the date of Closing in form and substance reasonably satisfactory to ELI and its counsel.

          (d) Consents. ELI shall have obtained prior to the date of Closing each consent or waiver specified in Schedule 5.6.

          (e) Board of Directors. Wesley Howard Stembridge, Harry W. Chappell, Jr., and Bonnie L. Byers shall have tendered their resignations from the Board of Directors of SAC effective as of the Effective Time, and the remaining directors of SAC shall have appointed Roy Barnes, Ray Barnes and Annette Bone as directors to fill the vacancies created by their resignations, which appointment will be contingent upon consummation of the Merger and will be effective as of the Effective Time.

          (f) Resignation of Officers. All of the officers of SAC shall have tendered their resignations as officers of SAC effective as of the Effective Time, and the Board of Directors of SAC shall have appointed Roy Barnes as Chairman of the Board of Directors and Secretary of SAC, Annette Bone as Vice President and Chief Operating Officer and Ray Barnes as President and Chief Executive Officer of SAC, which appointments shall be contingent upon consummation of the Merger and will be effective as of the Effective Time.

          (g) Authorization. All action necessary to authorize the execution, delivery and performance of this Agreement and the other agreements and transactions contemplated hereby by SAC shall have been duly and validly taken on or prior to the date of Closing.

          (h) Absence of Material Adverse Changes. SAC shall not have experienced or suffered any material adverse change in its business, prospects, operations, assets or condition
(financial or otherwise) since the date hereof.


                     ARTICLE 8.  TERMINATION

     8.1 Termination. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether prior to or after approval by the shareholders of SAC and
ELI:

          (a)  by mutual written consent of SAC and ELI.

          (b)  By SAC or ELI if:

               (i) the Merger has not been consummated on or prior to 120 days after filing of the Proxy Statement with the Commission (the "Termination Date") or such other date, if any, as SAC and ELI shall agree upon, provided that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any party whose failure to fulfill any obligation under this Agreement has been the cause of or resulted in the failure of the Merger to be consummated by such date;

               (ii) the stockholders of SAC fail to adopt and approve the Merger Proposal at the Special Meeting
          (including any adjournment thereof);

               (iii) a court of competent jurisdiction or a governmental, regulatory or administrative agency or commission shall have issued an order, decree, or ruling or taken any other action, in each case permanently restraining, enjoining or otherwise prohibiting any action contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

               (iv) there shall be any Law that makes
          consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited.

          (c) By SAC if prior to the Effective Time (i) the Board of Directors of SAC shall have withdrawn, modified or amended in a manner adverse to ELI its approval or recommendation that the shareholders of SAC adopt and approve the Merger Proposal in order to permit SAC to execute a definitive agreement providing for the acquisition of SAC, or in order to approve an offer for any or all of the SAC Stock, in either case, as determined by the Board of Directors of SAC, pursuant to the actions permitted by Section 6.4, or (ii) if there has been (x) a material breach of any covenant or agreement herein on the part of ELI which has not been cured or adequate assurance (acceptable to SAC in its reasonable discretion) of cure given, in either case within 10 business days following receipt of notice of such breach, or (y) a breach of a representation or warranty herein which by its nature cannot be cured prior to the Termination Date, or (iii) if SAC shall have discovered, upon a review of any document or upon an investigation of the matters to which any of such documents pertain, a condition existing with respect to the earnings of ELI or any of the properties or assets of ELI which might materially adversely affect the earnings, business or prospects of ELI. SAC shall notify ELI in writing of any such condition on or before February 1, 1996, and such notice shall be deemed to be a termination of this Agreement. SAC's failure to so notify ELI on or before such date shall be deemed to conclusively indicate that the conditions set forth in Subsection 8(c)(iii) have been satisfied.

          (d) By ELI, if prior to the Effective Time, (i) the SAC Board of Directors shall have withdrawn, modified or amended in a manner adverse to ELI its approval or recommendation that the shareholders of SAC adopt and approve the Merger Proposal in order to permit SAC to execute a definitive agreement providing for the acquisition of SAC, or in order to approve an offer for any or all of the SAC Stock, in either case, as determined by the Board of Directors of SAC pursuant to the actions permitted by
Section 6.4, or (ii) if there has been (x) a material breach of any covenant or agreement herein on the part of SAC which has not been cured or adequate assurance (acceptable to ELI in its reasonable discretion) of cure given, in either case within 10 business days following receipt of notice of such breach, or (y) a breach of a representation or warranty of SAC herein which by its nature cannot be cured prior to the Termination Date.

     8.2 Effect of Termination. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall become void and of no further force or effect; provided, however, that such termination shall not eliminate any claims which one party may have against the other arising out of a breach of this Agreement before such termination.

                    ARTICLE 9.  MISCELLANEOUS

     9.1 Survival. The representations and warranties contained herein and in any certificate or other writing delivered pursuant hereto shall survive the date of Closing, the consummation of the transactions contemplated hereby and any investigation made at any time by or on behalf of the parties and shall continue in full force and effect for a period of three years after the date of Closing. Covenants and agreements set forth in this Agreement to be performed after the Closing will survive the Closing in accordance with their terms.

     9.2 Amendments; No Waivers. Any provision of this Agreement may be amended or waived prior to the date of Closing, if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by ELI and SAC or, in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

     9.3 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given if delivered personally or by telecopy to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)  if to SAC, to:

               Southern Acceptance Corporation
               c/o Cochran, Camp & Snipes
               2950 Atlanta Street, S.E.
               Smyrna, Georgia  30080
               Telephone No. (770) 435-2131
               Fax No. (770) 436-6877
               Attn.:  J. Al Cochran, President

          with copies to:

               Kilpatrick & Cody
               1100 Peachtree Street
               Atlanta, Georgia  30309
               Telephone No. (404) 815-6500
               Fax No. (404) 815-6555
               Attn.:  Michael H. Trotter, Esq.

          (b)  if to ELI:

               Efficiency Lodge, Inc.
               P.O. Box 635
               Mableton, Georgia  30059
               Attn.:  W. Ray Barnes
          with a copy to:

               Barnes, Browning, Tanksley & Casurella
               166 Anderson Street
               Suite 225
               Marietta, Georgia  30060
               Telephone No. (770) 424-1500
               Fax No. (770) 424-1740
               Attn.:  Roy E. Barnes, Esq.

Each such notice, request or other communication shall be effective when delivered at the address specified in this Section.

     9.4 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party hereto.

     9.5 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of Georgia, without giving effect to the principles of conflict of laws thereof.

     9.6 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

     9.7 Entire Agreement; Severability. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity of this Agreement in any other jurisdiction.

     9.8 Parties In Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.

                              SOUTHERN ACCEPTANCE CORPORATION



                              By: /S/ J. A. Cochran
                                  Name: J.A. Cochran
                                  Title: President

Attest: /s/ Bonnie L. Byers
       Name: Bonnie L. Byers
       Title:Vice President/Sec.Treas.

                              EFFICIENCY LODGE, INC.


                              By: /s/ W. Ray Barnes
                                  Name: w/ Ray Barnes
                                  Title: President

Attest: /s/ Roy E. Barnes
       Name: Roy E. Barnes
       Title: Secretary

                          SCHEDULE 5.2

                      CAPITALIZATION OF ELI


Authorized Share Capital:  100,000 shares, $1.00 par value per share



Number of Outstanding Shares:  900 shares



Shareholders:  Ray Barnes, 450 shares

          Roy Barnes, 450 shares

                          SCHEDULE 5.6

                        REQUIRED CONSENTS


None

                                APPENDIX B


                           RESTATED AND AMENDED

                        ARTICLES OF INCORPORATION

                                    OF

                     SOUTHERN ACCEPTANCE CORPORATION

                                    I.

          The name of the Corporation is:

                     Southern Acceptance Corporation

                                   II.

          The Corporation shall have authority to issue not more than 7,500,000 shares, all having a par value of $0.10 each, which shall be of the same class and designated the "Common Stock." The Common Stock shall together have unlimited voting rights and be entitled to receive the net assets of the Corporation upon dissolution

                                   III.

          The Corporation shall have perpetual duration.

                                   IV.


          The mailing address of the initial principal office of the corporation shall be:

                            277 Pat Mell Road
                         Marietta, Georgia  30060

                                    V.

          No director of the Corporation shall be personally liable to the Corporation or its shareholders for monetary damages for breach of his duty of care or other duty as a director, provided, that this provision shall eliminate or limit the liability of a director only to the extent permitted from time to time by the Georgia Business Corporation Code or any successor law or laws.

          Any appeal or modification of the foregoing provisions of this
Article V shall not adversely affect the elimination or limitation of liability or alleged liability pursuant hereto of any director of the Corporation for or with respect to any alleged act or omission of the director occurring prior to such a repeal or modification.

                                   VI.

          The above Article V is an amendment to the Corporation's Articles of Incorporation. The restatement and amendment of the Articles of Incorporation, as set forth herein, were duly adopted by the Board of Directors of the Corporation at a meeting duly called and held on _______________, 1995. Pursuant to O.C.G.A. Section 14-2-1003, the
Shareholders of the Corporation approved the restatement and amendment of the Articles of Incorporation, as set forth herein, at a meeting duly called and held on ______________, 1996.

          IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed by its duly authorized officer as of this _____ day of _____________, 1996.


                              SOUTHERN ACCEPTANCE CORPORATION

                              By:_____________________________________
                                   _____________________, President

                                APPENDIX C

                        ARTICLE III:  STOCKHOLDERS


     Section 1. Stockholders' Meetings: The annual meeting of the stockholders shall be held in the month of May in each year. The day, hour and place of such meeting shall be fixed by the Board of Directors in their regular monthly meeting held in the month preceding the proposed stockholders' meeting, the purpose of which will be the election of Directors and the transaction of such other business as may come before the meeting.

                                 APPENDIX D



                               January 25, 1996


Southern Acceptance Corporation
277 Pat Mell Road, Suite A
Marietta, GA  30060

Ladies and Gentlemen:

      We have been requested, as special tax counsel for Southern Acceptance Corporation (the "Company"), to render our opinion expressed below to the Company in connection with the proposed merger (the "Merger") of Efficiency Lodge, Inc., a Georgia corporation ("ELI"), with and into the Company, pursuant to the terms and conditions of that certain Agreement and Plan of Merger, dated as of January 22, 1996, by and between the Company and ELI (the "Merger Agreement"), as described in that certain Proxy Statement on Schedule 14A to be filed by the Company with the Securities and Exchange Commission (the "Proxy Statement"). This opinion is delivered to you pursuant to Section 7.1(c) of the Merger Agreement. Unless otherwise indicated, capitalized terms used herein shall have the same meanings as defined in the Proxy Statement.

      In rendering our opinion, we have examined copies of the Merger Agreement and the Proxy Statement. We also have considered such matters of applicable law and of fact, together with such other regulations, rulings, decisions, records, and documents as we have deemed appropriate for the opinions and confirmations herein set forth.

      Our opinions set forth below are subject to the following assumptions, qualifications, and exceptions:

      A. During the course of all of the foregoing examinations, we have assumed (i) the genuineness of all signatures, (ii) the authenticity of all documents submitted to us as originals, (iii) the legal capacity of all individuals, (iv) the conformity to original documents of all documents submitted to us as certified, conformed, or photostatic copies, and (v) the authority of each person or persons who executed any document on behalf of another person.

      B. As to various factual matters that are material to our opinions set forth herein, we have relied upon the factual representations and warranties set forth in the Merger Agreement, the Proxy Statement, and related documents. We have not independently verified, nor do we assume any responsibility for, the factual accuracy or completeness of any such representations, warranties, statements, or certificates.

      Based on and in reliance on the foregoing and the further qualifications set forth below, and provided that the Merger is consummated in accordance with the Merger Agreement, it is our opinion that:

      (1) The Merger and the issuance of Post-Merger Shares to the holders of ELI Stock in connection therewith, as described in the Merger Agreement, will constitute a tax-free reorganization under section 368(a)(1)(A) of the Code. The issuance of Post-Merger Shares to the holders of Company Stock in connection with the Merger, as described in the Merger Agreement, will constitute a tax-free reorganization under section 368(a)(1)(E) of the Code.

      (2) Except for the recognition of gain as required by section 302 of the Code with respect to the receipt by the holders of Company Stock and ELI Stock of cash in lieu of the issuance of fractional Post-Merger Shares, no gain or loss will be recognized by the Company, ELI, or holders of Company Stock or ELI Stock as a result\


                                 D-1
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Southern Acceptance Corporation
January 25, 1996
Page 2



            of the Merger.

      (3) The aggregate tax basis of the Post-Merger Shares received by a holder of Company Stock or ELI Stock pursuant to the Merger will be the same as the tax basis of the shares of Company Stock or ELI Stock exchanged therefor, decreased by any portion of such tax basis allocated to shares of Company Stock or ELI Stock that are treated as redeemed by the Company.

      (4) The holding period of the Post-Merger Shares received by a holder of Company Stock or ELI Stock as part of the Merger will include the holding period of the shares of Company Stock or ELI Stock exchanged therefor, provided that the Company Stock or ELI Stock, as the case may be, is held as a capital asset on the date of consummation of the Merger.

      We express no opinion as to the following: (a) the tax consequences that might be relevant to a particular holder of Company Stock or ELI Stock who is subject to special treatment under certain federal income tax laws, such as dealers in securities, banks, insurance companies, tax-exempt organizations, non-United States persons, persons who do not hold their Company Stock or ELI Stock as "capital assets" within the meaning of section 1221 of the Code, and persons who acquired their Company Stock or ELI Stock pursuant to the exercise of options or otherwise as compensation, or (b) any consequences arising under the laws of any state, locality, or foreign jurisdiction.

      This opinion has been delivered solely for the benefit of ELI and the Company in connection with the Merger and, except for any holder of Company Stock or ELI Stock, it may not be relied upon by any other person or entity or for any other purpose without our express prior written permission. We expressly disclaim any duty to update this letter in the future in the event there are any changes in relevant fact or law that may affect any of our opinions expressed herein; provided that we will update this letter to reflect changes in fact or law prior to the effectiveness of the Proxy Statement.


                                    KILPATRICK & CODY


                                    By: /s/ Lynn E. Fowler
                                       Lynn E. Fowler, a partner

                                D-2
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                               COMMON STOCK
                     SOUTHERN ACCEPTANCE CORPORATION
          THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
         THE _____________, 1996 SPECIAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints J. A. Cochran and Dr. Roy W. Sweat, or either of them, with power of substitution to each, the proxies of the undersigned to vote the Common Stock of the undersigned at the Special Meeting of Shareholders of SOUTHERN ACCEPTANCE CORPORATION (the
"Company") to be held on _____________, 1996 and any adjournment thereof.

THE BOARD OF DIRECTORS OF THE COMPANY FAVORS A VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

   1. Merger Proposal. Proposal for the approval and adoption of an Agreement and Plan of Merger, dated as of January 22, 1996 (the "Merger
Agreement"), by and between the Company and Efficiency Lodge, Inc., a Georgia corporation ("ELI"), pursuant to which, among other things,
(i) ELI will be merged with and into the Company (the "Merger"); (ii) shareholders of the Company will receive one share of Company Stock outstanding after the proposed Merger for each one hundred shares held prior to the Merger; (iii) in lieu of the issuance of fractional share amounts there will be paid an amount equal to $.10 multiplied by the number of shares held by each shareholder prior to the Merger and not converted into a whole share; and (iv) shareholders of ELI will receive 95% of the outstanding shares of Company Stock following the Merger.

   --   FOR          --   AGAINST         --   ABSTAIN

   2. Articles Amendment Proposal. Proposal for the approval and adoption of a restatement and amendment of the Company's Articles of Incorporation to (i) add certain provisions regarding the limitation of a director's liability for monetary damages for certain breaches of fiduciary duty;
(ii) consolidate the Articles into a single document; (iii) remove certain obsolete provisions that have no relevance under current
Georgia law; and (iv) clarify that the duration of the Company is perpetual.

   --   FOR          --   AGAINST         --   ABSTAIN

   3.     By-Law Amendment Proposal.  Proposal to amend Article III,
Section 1 of the Company's By-Laws to permit the annual meeting of the Company's shareholders to be held in May of each year.

   --   FOR          --   AGAINST         --   ABSTAIN

   4. In accordance with their best judgment with respect to any other matters that may property come before the board,

      THE BOARD OF DIRECTORS FAVORS A VOTE "FOR" EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE PROXY STATEMENT AND, UNLESS INSTRUCTIONS TO THE CONTRARY ARE INDICATED IN THE SPACE PROVIDED, THIS PROXY WILL BE SO VOTED.

  Please date and sign this Proxy exactly as name appears.

                                Signed:_______________________________

                                Dated:________________________________


                                NOTE:  When signing as an
                                attorney, trustee, administrator
                                or guardian, please give your
                                title as such.  In the case of
                                joint tenants, each joint owner
                                must sign.